Page No.
                                                                        --------
CITIGROUP:
Citigroup - Summary of Earnings......................................       1
CITICORP:
Citicorp Financial Summary...........................................       2
Citicorp Earnings Analysis...........................................       3
Citicorp Segment Revenues ...........................................       4
Citicorp Segment Core Income ........................................       5
Citicorp Global Consumer ............................................       6
Citicorp Citibanking ................................................       7
Citicorp Cards.......................................................       8
Citicorp Private Banking.............................................       9
Citicorp Global Consumer in Emerging Markets ........................      10
Citicorp Global Consumer in Developed Markets........................      11
Citicorp Global Corporate Banking....................................      12
Citicorp Emerging Markets............................................      13
Citicorp Global Relationship Banking.................................      14
Citicorp Investment Activities.......................................      15
Citicorp Corporate Items.............................................      15
Citicorp Other Revenue and Securities Transactions...................      16
Citicorp Trading-Related Revenue.....................................      16
Citicorp Cash-Basis and Renegotiated Loans...........................      17
Citicorp Other Real Estate Owned (OREO) and Assets Pending
  Disposition .......................................................      17
Citicorp U.S. Bankcards Data Sheet...................................      18
TRAVELERS GROUP:
Travelers Group - Summary of Earnings................................      19
Travelers Group - Segment Revenues...................................      20
Travelers Group - Segment Core Business Income.......................      21
Travelers Group - Investment Services - (Page 1 of 3)................      22
Travelers Group - Investment Services - (Page 2 of 3)................      23
Travelers Group - Investment Services - (Page 3 of 3)................      24
Travelers Group - Consumer Finance Services..........................      25
Travelers Group - Life Insurance Services - (Page 1 of 4)............      26
Travelers Group - Life Insurance Services - (Page 2 of 4)............      27
Travelers Group - Life Insurance Services - (Page 3 of 4)............      28
Travelers Group - Life Insurance Services - (Page 4 of 4)............      29
Travelers Group - Property & Casualty Insurance Services -
  (Page 1 of 4) .....................................................      30
Travelers Group - Property & Casualty Insurance Services -
  (Page 2 of 4) .....................................................      31
Travelers Group - Property & Casualty Insurance Services -
  (Page 3 of 4) .....................................................      32
Travelers Group - Property & Casualty Insurance Services -
  (Page 4 of 4) .....................................................      33
Travelers Group - Selected Other Data................................      34

                        CITIGROUP -- SUMMARY OF EARNINGS
               (In millions of dollars, except per share amounts)

                                               1Q           2Q           3Q            4Q          1Q           2Q           3Q
                                              1997         1997         1997          1997        1998         1998         1998
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
Income After Tax and Minority Interest:

Core Income                                 $   1,810    $   1,907    $   2,096    $   1,934    $   2,158    $   2,047    $     729

Restructuring Release (Charge)                     --           --         (556)        (496)          --          191           --
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

Net Income                                  $   1,810    $   1,907    $   1,540    $   1,438    $   2,158    $   2,238    $     729
                                            =========    =========    =========    =========    =========    =========    =========

Basic Earnings Per Share:

Core Income                                 $    0.77    $    0.82    $    0.90    $    0.83    $    0.93    $    0.89    $    0.30
                                            =========    =========    =========    =========    =========    =========    =========

Net Income                                  $    0.77    $    0.82    $    0.66    $    0.61    $    0.93    $    0.97    $    0.30
                                            =========    =========    =========    =========    =========    =========    =========

Weighted average common shares
   outstanding, applicable to Basic EPS       2,257.4      2,247.4      2,245.7      2,241.2      2,243.5      2,244.2      2,248.3
                                            =========    =========    =========    =========    =========    =========    =========

Diluted Earnings Per Share:

Core Income                                 $    0.74    $    0.78    $    0.86    $    0.80    $    0.90    $    0.86    $    0.30
                                            =========    =========    =========    =========    =========    =========    =========

Net Income                                  $    0.74    $    0.78    $    0.63    $    0.59    $    0.90    $    0.94    $    0.30
                                            =========    =========    =========    =========    =========    =========    =========

Adjusted weighted average common shares
   outstanding, applicable to Diluted EPS     2,371.3      2,356.3      2,357.3      2,344.9      2,328.9      2,330.9      2,320.7
                                            =========    =========    =========    =========    =========    =========    =========

Total Assets, at period end (in billions)   $   658.3    $   699.9    $   705.0    $   697.5    $   738.9    $   750.8    $   701.8
                                            =========    =========    =========    =========    =========    =========    =========

Total Equity, at period end (in billions)   $    38.6    $    40.7    $    41.8    $    42.1    $    43.1    $    44.1    $    43.6
                                            =========    =========    =========    =========    =========    =========    =========

Book Value Per Share, at period end         $   15.51    $   16.31    $   16.92    $   16.99    $   17.55    $   18.16    $   18.16
                                            =========    =========    =========    =========    =========    =========    =========

Book value Per Share, excluding FAS 115     $   15.27    $   15.71    $   16.09    $   16.25    $   16.77    $   17.47    $   17.48
                                            =========    =========    =========    =========    =========    =========    =========

Return on Equity (1)                             19.6%        20.3%        21.3%        19.4%        21.3%        19.7%         6.5%
                                            =========    =========    =========    =========    =========    =========    =========

Return on Equity, excluding FAS 115 (1)          20.1%        20.8%        22.2%        20.0%        22.3%        20.6%         6.9%
                                            =========    =========    =========    =========    =========    =========    =========
                                                YTD          YTD
                                                 3Q           3Q        Full Year
                                                1997         1998         1997
                                              ---------    ---------    ---------
Income After Tax and Minority Interest:

Core Income                                   $   5,813    $   4,934    $   7,747

Restructuring Release (Charge)                     (556)         191       (1,052)
                                              ---------    ---------    ---------

Net Income                                    $   5,257    $   5,125    $   6,695
                                              =========    =========    =========

Basic Earnings Per Share:

Core Income                                   $    2.49    $    2.12    $    3.32
                                              =========    =========    =========

Net Income                                    $    2.24    $    2.21    $    2.85
                                              =========    =========    =========

Weighted average common shares
   outstanding, applicable to Basic EPS         2,250.4      2,245.9      2,247.9
                                              =========    =========    =========

Diluted Earnings Per Share:

Core Income                                   $    2.38    $    2.06    $    3.18
                                              =========    =========    =========

Net Income                                    $    2.15    $    2.14    $    2.74
                                              =========    =========    =========

Adjusted weighted average common shares
   outstanding, applicable to Diluted EPS       2,362.3      2,324.5      2,357.7
                                              =========    =========    =========

Total Assets, at period end (in billions)     $   705.0    $   701.8    $   697.5
                                              =========    =========    =========

Total Equity, at period end (in billions)     $    41.8    $    43.6    $    42.1
                                              =========    =========    =========

Book Value Per Share, at period end           $   16.92    $   18.16    $   16.99
                                              =========    =========    =========

Book value Per Share, excluding FAS 115       $   16.09    $   17.48    $   16.25
                                              =========    =========    =========

Return on Equity (1)                               20.5%        15.9%        20.2%
                                              =========    =========    =========

Return on Equity, excluding FAS 115 (1)            21.1%        16.5%        20.8%
                                              =========    =========    =========


(1) Based on Core Income.

                           CITICORP FINANCIAL SUMMARY
                            (In millions of dollars)


                                                   1Q           2Q           3Q           4Q           1Q           2Q
                                                  1997         1997         1997         1997         1998         1998
                                                ---------    ---------    ---------    ---------    ---------    ---------
Net Income                                      $     995    $   1,024    $     511    $   1,061    $   1,065    $   1,097
                                                =========    =========    =========    =========    =========    =========

                                                ---------    ---------    ---------    ---------    ---------    ---------
Core Income Excluding Restructuring             $     995    $   1,024    $   1,067    $   1,061    $   1,065    $   1,097
                                                =========    =========    =========    =========    =========    =========

Financial Ratios
Return on Assets                                     1.41%        1.40%        0.68%        1.39%        1.38%        1.35%
Return on Common Stockholders' Equity               20.76%       20.97%        9.64%       21.49%       21.74%       21.51%
Return on Total Stockholders' Equity                19.44%       19.72%        9.42%       20.18%       20.55%       20.46%
Adjusted Net Interest Margin                         5.23%        5.00%        4.88%        4.85%        4.85%        5.02%

Financial Ratios Excluding Restructuring
Return on Assets                                     1.41%        1.40%        1.42%        1.39%        1.38%        1.35%
Return on Common Stockholders' Equity               20.76%       20.97%       20.77%       21.49%       21.74%       21.51%
Return on Total Stockholders' Equity                19.44%       19.72%       19.57%       20.18%       20.55%       20.46%

Capital (Dollars in Billions)
Tier 1                                          $    20.3    $    20.6    $    20.7    $    21.1    $    21.3    $    21.9
Total (Tier 1 and 2) (A)                             29.3         30.1         30.4         31.2         31.2         31.8
Tier 1 Ratio (A)                                     8.39%        8.18%        8.25%        8.34%        8.26%        8.29%
Total Ratio (Tier 1 and 2) (A)                      12.11%       11.96%       12.16%       12.31%       12.13%       12.05%
Common Equity as a Percentage of Total Assets        6.50%        6.41%        6.53%        6.21%        6.01%        6.18%
Total Equity as a Percentage of Total Assets         7.16%        7.04%        7.16%        6.82%        6.50%        6.57%

                                                                 YTD          YTD
                                                     3Q           3Q           3Q
                                                    1998         1997         1998
                                                  ---------    ---------    ---------
Net Income                                        $     530    $   2,530    $   2,692
                                                  =========    =========    =========

                                                  ---------    ---------    ---------
Core Income Excluding Restructuring               $     530    $   3,086    $   2,692
                                                  =========    =========    =========

Financial Ratios
Return on Assets                                       0.63%        1.16%        1.11%
Return on Common Stockholders' Equity                  9.98%       16.98%       17.61%
Return on Total Stockholders' Equity                   9.79%       16.08%       16.87%
Adjusted Net Interest Margin                           5.06%         N/A          N/A

Financial Ratios Excluding Restructuring
Return on Assets                                       0.63%        1.41%        1.11%
Return on Common Stockholders' Equity                  9.98%       20.84%       17.61%
Return on Total Stockholders' Equity                   9.79%       19.58%       16.87%

Capital (Dollars in Billions)
Tier 1                                            $    21.8    $    20.7    $    21.8
Total (Tier 1 and 2) (A)                               31.8         30.4         31.8
Tier 1 Ratio (A)                                        8.0%        8.25%         8.0%
Total Ratio (Tier 1 and 2) (A)                         11.7%       12.16%        11.7%
Common Equity as a Percentage of Total Assets          5.91%        6.53%        5.91%
Total Equity as a Percentage of Total Assets           6.16%        7.16%        6.16%

(A)   Estimated for September 30, 1998.
N/A   Not Available.

                           CITICORP EARNINGS ANALYSIS
                            (In millions of dollars)

                                                     1Q          2Q          3Q          4Q          1Q          2Q          3Q
                                                    1997        1997        1997        1997        1998        1998        1998
                                                  --------    --------    --------    --------    --------    --------    --------
Total Revenue                                     $  5,196    $  5,311    $  5,541    $  5,568    $  5,605    $  6,202    $  5,494
Effect of Credit Card Securitization Activity          434         437         408         434         461         579         573
Net Cost To Carry (A)                                   (3)         (1)         (5)          4          (1)         11           4
                                                  --------    --------    --------    --------    --------    --------    --------
Adjusted Revenue                                     5,627       5,747       5,944       6,006       6,065       6,792       6,071
                                                  --------    --------    --------    --------    --------    --------    --------
Total Operating Expense                              3,169       3,173       4,237       3,408       3,394       3,883       3,910
Net OREO Benefits (B)                                   10          37          16           9          12           2          13
Restructuring Charge                                    --          --        (889)         --          --          --          --
                                                  --------    --------    --------    --------    --------    --------    --------
Adjusted Operating Expense                           3,179       3,210       3,364       3,417       3,406       3,885       3,923
                                                  --------    --------    --------    --------    --------    --------    --------
Operating Margin                                     2,448       2,537       2,580       2,589       2,659       2,907       2,148
                                                  --------    --------    --------    --------    --------    --------    --------
Global Consumer Net Write-Offs                         459         488         452         432         426         510         479
Effect of Credit Card Securitization Activity          434         437         408         434         461         579         573
Net Cost to Carry and Net
   OREO (Benefits) Costs (A) (B)                         1          (3)         (4)         --          (1)         (3)         (8)
                                                  --------    --------    --------    --------    --------    --------    --------
Global Consumer Credit Costs                           894         922         856         866         886       1,086       1,044
                                                  --------    --------    --------    --------    --------    --------    --------
Global Corporate Banking
   Net Write-Offs (Recoveries)                          (6)          3          14          29          66          29         232
Net Cost to Carry and Net
   OREO Costs (Benefits) (A) (B)                       (14)        (35)        (17)         (5)        (12)         12          (1)
Global Corporate Banking
                                                  --------    --------    --------    --------    --------    --------    --------
   Credit Costs (Benefits)                             (20)        (32)         (3)         24          54          41         231
                                                  --------    --------    --------    --------    --------    --------    --------
Investment Activities Credit
                                                  --------    --------    --------    --------    --------    --------    --------
   (Benefits)                                          (55)         (4)         (5)         --         (10)         --          --
                                                  --------    --------    --------    --------    --------    --------    --------
Operating Margin Less Credit Costs                   1,629       1,651       1,732       1,699       1,729       1,780         873
Additional Provision (C)                                25          25          25          25          25          25          25
Restructuring Charge                                    --          --         889          --          --          --          --
                                                  --------    --------    --------    --------    --------    --------    --------
Income Before Taxes                                  1,604       1,626         818       1,674       1,704       1,755         848
Income Taxes                                           609         602         307         613         639         658         318
                                                  --------    --------    --------    --------    --------    --------    --------
Net Income                                        $    995    $  1,024    $    511    $  1,061    $  1,065    $  1,097    $    530
                                                  ========    ========    ========    ========    ========    ========    ========

                                                  --------    --------    --------    --------    --------    --------    --------
Core Income Excluding Restructuring               $    995    $  1,024    $  1,067    $  1,061    $  1,065    $  1,097    $    530
                                                  ========    ========    ========    ========    ========    ========    ========

                                                       YTD         YTD
                                                        3Q          3Q
                                                       1997        1998
                                                     --------    --------
Total Revenue                                        $ 16,048    $ 17,301
Effect of Credit Card Securitization Activity           1,279       1,613
Net Cost To Carry (A)                                      (9)         14
                                                     --------    --------
Adjusted Revenue                                       17,318      18,928
                                                     --------    --------
Total Operating Expense                                10,579      11,187
Net OREO Benefits (B)                                      63          27
Restructuring Charge                                     (889)         --
                                                     --------    --------
Adjusted Operating Expense                              9,753      11,214
                                                     --------    --------
Operating Margin                                        7,565       7,714
                                                     --------    --------
Global Consumer Net Write-Offs                          1,399       1,415
Effect of Credit Card Securitization Activity           1,279       1,613
Net Cost to Carry and Net
   OREO (Benefits) Costs (A) (B)                           (6)        (12)
                                                     --------    --------
Global Consumer Credit Costs                            2,672       3,016
                                                     --------    --------
Global Corporate Banking
   Net Write-Offs (Recoveries)                             11         327
Net Cost to Carry and Net
   OREO Costs (Benefits) (A) (B)                          (66)         (1)

Global Corporate Banking                             --------    --------
   Credit Costs (Benefits)                                (55)        326

Investment Activities Credit                         --------    --------
   (Benefits)                                             (64)        (10)
                                                     --------    --------
Operating Margin Less Credit Costs                      5,012       4,382
Additional Provision (C)                                   75          75
Restructuring Charge                                      889          --
                                                     --------    --------
Income Before Taxes                                     4,048       4,307
Income Taxes                                            1,518       1,615
                                                     --------    --------
Net Income                                           $  2,530    $  2,692
                                                     ========    ========

                                                     --------    --------
Core Income Excluding Restructuring                  $  3,086    $  2,692
                                                     ========    ========

(A) Includes the net cost to carry cash-basis loans and other real estate owned ("OREO").
(B) Includes gains and losses on sales, direct revenue and expense, and writedowns of OREO.
(C)   Represents amounts in excess of net write-offs.

                          CITICORP SEGMENT REVENUES (A)
                            (In millions of dollars)

                                                                                                       YTD       YTD
                                  1Q        2Q        3Q        4Q        1Q        2Q        3Q        3Q        3Q
                                 1997      1997      1997      1997      1998      1998      1998      1997      1998
                               -------   -------   -------   -------   -------   -------   -------   -------   -------
Global Consumer                $ 3,069   $ 3,107   $ 3,128   $ 3,115   $ 3,046   $ 3,464   $ 3,633   $ 9,304   $10,143
Global Corporate Banking         1,763     1,660     1,788     1,709     1,858     2,036     1,461     5,211     5,355
                               -------   -------   -------   -------   -------   -------   -------   -------   -------
Core Businesses                  4,832     4,767     4,916     4,824     4,904     5,500     5,094    14,515    15,498
Investment Activities              146       308       348       493       468       439       117       802     1,024
Corporate Items                    218       236       277       251       233       263       283       731       779
                               -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Citicorp                 $ 5,196   $ 5,311   $ 5,541   $ 5,568   $ 5,605   $ 6,202   $ 5,494   $16,048   $17,301
                               =======   =======   =======   =======   =======   =======   =======   =======   =======

Supplemental Information

Global Consumer
Citibanking                    $ 1,476   $ 1,528   $ 1,532   $ 1,534   $ 1,510   $ 1,613   $ 1,680   $ 4,536   $ 4,803
Cards                            1,322     1,300     1,299     1,291     1,251     1,548     1,652     3,921     4,451
Private Bank                       271       279       297       290       285       303       301       847       889
                               -------   -------   -------   -------   -------   -------   -------   -------   -------
Total                          $ 3,069   $ 3,107   $ 3,128   $ 3,115   $ 3,046   $ 3,464   $ 3,633   $ 9,304   $10,143
                               =======   =======   =======   =======   =======   =======   =======   =======   =======

Global Consumer
Emerging Markets               $   948   $   987   $   970   $   908   $   877   $   922   $   982   $ 2,905   $ 2,781
Developed Markets                2,121     2,120     2,158     2,207     2,169     2,542     2,651     6,399     7,362
                               -------   -------   -------   -------   -------   -------   -------   -------   -------
Total                          $ 3,069   $ 3,107   $ 3,128   $ 3,115   $ 3,046   $ 3,464   $ 3,633   $ 9,304   $10,143
                               =======   =======   =======   =======   =======   =======   =======   =======   =======

Global Corporate Banking
Emerging Markets               $   832   $   792   $   881   $   729   $   891   $   906   $   697   $ 2,505   $ 2,494
Global Relationship Banking        931       868       907       980       967     1,130       764     2,706     2,861
                               -------   -------   -------   -------   -------   -------   -------   -------   -------
Total                          $ 1,763   $ 1,660   $ 1,788   $ 1,709   $ 1,858   $ 2,036   $ 1,461   $ 5,211   $ 5,355
                               =======   =======   =======   =======   =======   =======   =======   =======   =======

(A) Reclassified to conform to the latest quarter's presentation, including the reclassification of Citicorp's venture capital activities, certain Corporate investments, and the results of certain investments in the former refinancing countries to a new business segment called "Investment Activities."

                        CITICORP SEGMENT CORE INCOME (A)
                            (In millions of dollars)

                                                                                                             YTD        YTD
                                   1Q         2Q         3Q         4Q        1Q         2Q        3Q         3Q         3Q
                                  1997       1997       1997       1997      1998       1998      1998       1997       1998
                                -------    -------    -------    -------   -------    -------   -------    -------    -------
Global Consumer                 $   475    $   457    $   452    $   411   $   420    $   367   $   477    $ 1,384    $ 1,264
Global Corporate Banking            457        397        417        194       390        377      (127)     1,271        640
                                -------    -------    -------    -------   -------    -------   -------    -------    -------
Core Businesses                     932        854        869        605       810        744       350      2,655      1,904
Investment Activities               166        240        259        386       376        341        71        665        788
Corporate Items                    (103)       (70)       (61)        70      (121)        12       109       (234)        --
                                -------    -------    -------    -------   -------    -------   -------    -------    -------
Total Citicorp                  $   995    $ 1,024    $ 1,067    $ 1,061   $ 1,065    $ 1,097   $   530    $ 3,086    $ 2,692
                                =======    =======    =======    =======   =======    =======   =======    =======    =======

Supplemental Information

Global Consumer
Citibanking                     $   175    $   192    $   168    $   130   $   158    $   149   $   178    $   535    $   485
Cards                               219        185        193        205       189        141       227        597        557
Private Bank                         81         80         91         76        73         77        72        252        222
                                -------    -------    -------    -------   -------    -------   -------    -------    -------
Total                           $   475    $   457    $   452    $   411   $   420    $   367   $   477    $ 1,384    $ 1,264
                                =======    =======    =======    =======   =======    =======   =======    =======    =======

Global Consumer
Emerging Markets                $   240    $   239    $   218    $   160   $   159    $   140   $   158    $   697    $   457
Developed Markets                   235        218        234        251       261        227       319        687        807
                                -------    -------    -------    -------   -------    -------   -------    -------    -------
Total                           $   475    $   457    $   452    $   411   $   420    $   367   $   477    $ 1,384    $ 1,264
                                =======    =======    =======    =======   =======    =======   =======    =======    =======

Global Corporate Banking
Emerging Markets                $   309    $   250    $   280    $    75   $   285    $   207   $   (19)   $   839    $   473
Global Relationship Banking         148        147        137        119       105        170      (108)       432        167
                                -------    -------    -------    -------   -------    -------   -------    -------    -------
Total                           $   457    $   397    $   417    $   194   $   390    $   377   $  (127)   $ 1,271    $   640
                                =======    =======    =======    =======   =======    =======   =======    =======    =======

(A) Reclassified to conform to the latest quarter's presentation, including the reclassification of Citicorp's venture capital activities, certain Corporate investments, and the results of certain investments in the former refinancing countries to a new business segment called "Investment Activities."

                          CITICORP GLOBAL CONSUMER (A)
                            (In millions of dollars)

                                                                                                                   YTD        YTD
                                            1Q        2Q        3Q         4Q        1Q        2Q        3Q         3Q         3Q
                                           1997      1997      1997       1997      1998      1998      1998       1997       1998
                                         -------   -------   -------    -------   -------   -------   -------    -------    -------
Adjusted Revenue                         $ 3,503   $ 3,544   $ 3,534    $ 3,549   $ 3,506   $ 4,043   $ 4,199    $10,581    $11,748
Adjusted Operating Expense                 1,908     1,961     2,011      2,059     1,994     2,378     2,407      5,880      6,779
                                         -------   -------   -------    -------   -------   -------   -------    -------    -------
Operating Margin                           1,595     1,583     1,523      1,490     1,512     1,665     1,792      4,701      4,969
Credit Costs (B)                             894       922       856        866       886     1,086     1,044      2,672      3,016
                                         -------   -------   -------    -------   -------   -------   -------    -------    -------
Operating Margin Less Credit
   Costs                                     701       661       667        624       626       579       748      2,029      1,953
Additional Provision                          25        25        25         25        25        25        25         75         75
Restructuring Charge                          --        --       580         --        --        --        --        580         --
                                         -------   -------   -------    -------   -------   -------   -------    -------    -------
Income Before Taxes                          676       636        62        599       601       554       723      1,374      1,878
Income Taxes                                 201       179       (39)       188       181       187       246        341        614
                                         -------   -------   -------    -------   -------   -------   -------    -------    -------
Net Income                               $   475   $   457   $   101    $   411   $   420   $   367   $   477    $ 1,033    $ 1,264
                                         =======   =======   =======    =======   =======   =======   =======    =======    =======

Average Assets (In Billions of Dollars)  $   131   $   133   $   134    $   133   $   131   $   140   $   144    $   132    $   139
Return on Assets (%)                        1.47%     1.38%     0.30%      1.23%     1.30%     1.05%     1.31%      1.05%      1.22%
                                         =======   =======   =======    =======   =======   =======   =======    =======    =======

Excluding Restructuring Charge
Core Income                              $   475   $   457   $   452    $   411   $   420   $   367   $   477    $ 1,384    $ 1,264
Return on Assets (%)                        1.47%     1.38%     1.34%      1.23%     1.30%     1.05%     1.31%      1.40%      1.22%
                                         =======   =======   =======    =======   =======   =======   =======    =======    =======

(A)   Reclassified to conform to the latest quarter's presentation.
(B) Includes the effect of credit card securitization activity and the effect related to credit card receivables held for sale.

                            CITICORP CITIBANKING (A)
                            (In millions of dollars)

                                                                                                                    YTD       YTD
                                             1Q        2Q        3Q        4Q        1Q         2Q         3Q        3Q        3Q
                                            1997      1997      1997      1997      1998       1998       1998      1997      1998
                                          -------   -------   -------   -------   -------    -------    -------   -------   -------
Revenue                                   $ 1,476   $ 1,528   $ 1,532   $ 1,534   $ 1,510    $ 1,613    $ 1,680   $ 4,536   $ 4,803
Operating Expense                           1,071     1,099     1,148     1,187     1,154      1,233      1,260     3,318     3,647
                                          -------   -------   -------   -------   -------    -------    -------   -------   -------
Operating Margin                              405       429       384       347       356        380        420     1,218     1,156
Credit Costs                                  148       145       135       139       137        144        144       428       425
                                          -------   -------   -------   -------   -------    -------    -------   -------   -------
Operating Margin Less Credit
   Costs                                      257       284       249       208       219        236        276       790       731
Additional Provision                           --        --        --        --        (2)        (4)        (1)       --        (7)
Restructuring Charge                           --        --       457        --        --         --         --       457        --
                                          -------   -------   -------   -------   -------    -------    -------   -------   -------
Income Before Taxes                           257       284      (208)      208       221        240        277       333       738
Income Taxes                                   82        92      (101)       78        63         91         99        73       253
                                          -------   -------   -------   -------   -------    -------    -------   -------   -------
Net Income (Loss)                         $   175   $   192   $  (107)  $   130   $   158    $   149    $   178   $   260   $   485
                                          =======   =======   =======   =======   =======    =======    =======   =======   =======

Average Assets (In Billions of Dollars)   $    83   $    84   $    85   $    85   $    86    $    88    $    92   $    84   $    89
Return on Assets (%)                         0.86%     0.92%       --      0.61%     0.75%      0.68%      0.77%     0.41%     0.73%
                                          =======   =======   =======   =======   =======    =======    =======   =======   =======

Excluding Restructuring Charge
Core Income                               $   175   $   192   $   168   $   130   $   158    $   149    $   178   $   535   $   485
Return on Assets (%)                         0.86%     0.92%     0.78%     0.61%     0.75%      0.68%      0.77%     0.85%     0.73%
                                          =======   =======   =======   =======   =======    =======    =======   =======   =======

(A)   Reclassified to conform to the latest quarter's presentation.

                               CITICORP CARDS (A)
                            (In millions of dollars)

                                                                                                               YTD       YTD
                                          1Q        2Q        3Q        4Q        1Q        2Q        3Q        3Q        3Q
                                         1997      1997      1997      1997      1998      1998      1998      1997      1998
                                        ------    ------    ------    ------    ------    ------    ------    ------    ------
Adjusted Revenue                        $1,756    $1,737    $1,707    $1,725    $1,712    $2,127    $2,225     5,200     6,064
Adjusted Operating Expense                 671       680       673       671       645       942       942     2,024     2,529
                                        ------    ------    ------    ------    ------    ------    ------    ------    ------
Operating Margin                         1,085     1,057     1,034     1,054     1,067     1,185     1,283     3,176     3,535
Credit Costs                               747       778       729       736       757       945       907     2,254     2,609
                                        ------    ------    ------    ------    ------    ------    ------    ------    ------
Operating Margin Less Credit
   Costs                                   338       279       305       318       310       240       376       922       926
Additional Provision                        25        25        25        25        27        29        26        75        82
Restructuring Charge                        --        --        95        --        --        --        --        95        --
                                        ------    ------    ------    ------    ------    ------    ------    ------    ------
Income Before Taxes                        313       254       185       293       283       211       350       752       844
Income Taxes                                94        69        50        88        94        70       123       213       287
                                        ------    ------    ------    ------    ------    ------    ------    ------    ------
Net Income                              $  219    $  185    $  135    $  205    $  189    $  141    $  227       539       557
                                        ======    ======    ======    ======    ======    ======    ======    ======    ======

Average Assets (In Billions of Dollars) $   31    $   32    $   32    $   31    $   29    $   36    $   35    $   31    $   33
Return on Assets (%)                      2.87%     2.32%     1.67%     2.62%     2.64%     1.57%     2.57%     2.32%     2.26%
                                        ======    ======    ======    ======    ======    ======    ======    ======    ======

Excluding Restructuring Charge
Core Income                             $  219    $  185    $  193    $  205    $  189    $  141    $  227    $  597    $  557
Return on Assets (%)                      2.87%     2.32%     2.39%     2.62%     2.64%     1.57%     2.57%     2.57%     2.26%
                                        ======    ======    ======    ======    ======    ======    ======    ======    ======

(A)   Reclassified to conform to the latest quarter's presentation.

                          CITICORP PRIVATE BANKING (A)
                            (In millions of dollars)

                                                                                                                 YTD       YTD
                                            1Q        2Q        3Q        4Q        1Q        2Q        3Q        3Q        3Q
                                           1997      1997      1997      1997      1998      1998      1998      1997      1998
                                           -----     -----     -----     -----     -----     -----     -----     -----     -----
Adjusted Revenue                           $ 271     $ 279     $ 295     $ 290     $ 284     $ 303     $ 294     $ 845     $ 881
Adjusted Operating Expense                   166       182       190       201       195       203       205       538       603
                                           -----     -----     -----     -----     -----     -----     -----     -----     -----
Operating Margin                             105        97       105        89        89       100        89       307       278
Credit (Benefits)                             (1)       (1)       (8)       (9)       (8)       (3)       (7)      (10)      (18)
                                           -----     -----     -----     -----     -----     -----     -----     -----     -----
Operating Margin Less Credit
    (Benefits)                               106        98       113        98        97       103        96       317       296
Restructuring Charge                          --        --        28        --        --        --        --        28        --
                                           -----     -----     -----     -----     -----     -----     -----     -----     -----
Income Before Taxes                          106        98        85        98        97       103        96       289       296
Income Taxes                                  25        18        12        22        24        26        24        55        74
                                           -----     -----     -----     -----     -----     -----     -----     -----     -----
Net Income                                 $  81     $  80     $  73     $  76     $  73     $  77     $  72     $ 234     $ 222
                                           =====     =====     =====     =====     =====     =====     =====     =====     =====

Average Assets (In Billions of Dollars)    $  17     $  17     $  17     $  17     $  16     $  16     $  17     $  17     $  17
Return on Assets (%)                        1.93%     1.89%     1.70%     1.77%     1.85%     1.93%     1.68%     1.84%     1.75%
                                           =====     =====     =====     =====     =====     =====     =====     =====     =====

Excluding Restructuring Charge
Core Income                                $  81     $  80     $  91     $  76     $  73     $  77     $  72     $ 252     $ 222
Return on Assets (%)                        1.93%     1.89%     2.12%     1.77%     1.85%     1.93%     1.68%     1.98%     1.75%
                                           =====     =====     =====     =====     =====     =====     =====     =====     =====

(A)   Reclassified to conform to the latest quarter's presentation.

                CITICORP GLOBAL CONSUMER IN EMERGING MARKETS (A)
                            (In millions of dollars)

                                                                                                                    YTD       YTD
                                              1Q        2Q        3Q         4Q        1Q        2Q        3Q        3Q        3Q
                                             1997      1997      1997       1997      1998      1998      1998      1997      1998
                                            ------    ------    ------     ------    ------    ------    ------    ------    ------
Adjusted Revenue                            $  948    $  987    $  970     $  908    $  877    $  922    $  982    $2,905    $2,781
Adjusted Operating Expense                     545       585       598        612       570       610       638     1,728     1,818
                                            ------    ------    ------     ------    ------    ------    ------    ------    ------
Operating Margin                               403       402       372        296       307       312       344     1,177       963
Credit Costs                                    92        97        91         88       101       133       139       280       373
                                            ------    ------    ------     ------    ------    ------    ------    ------    ------
Operating Margin Less Credit
   Costs                                       311       305       281        208       206       179       205       897       590
Additional Provision                             4         7        15         25        11        11        11        26        33
Restructuring Charge                            --        --       131         --        --        --        --       131        --
                                            ------    ------    ------     ------    ------    ------    ------    ------    ------
Income Before Taxes                            307       298       135        183       195       168       194       740       557
Income Taxes                                    67        59        (1)        23        36        28        36       125       100
                                            ------    ------    ------     ------    ------    ------    ------    ------    ------
Net Income                                  $  240    $  239    $  136     $  160    $  159    $  140    $  158    $  615    $  457
                                            ======    ======    ======     ======    ======    ======    ======    ======    ======

Average Assets (In Billions of Dollars)     $   42    $   43    $   43     $   42    $   41    $   42    $   45    $   42    $   43
Return on Assets (%)                          2.32%     2.23%     1.25%      1.51%     1.57%     1.34%     1.39%     1.96%     1.43%
                                            ======    ======    ======     ======    ======    ======    ======    ======    ======

Excluding Restructuring Charge
Core Income                                 $  240    $  239    $  218     $  160    $  159    $  140    $  158    $  697    $  457
Return on Assets (%)                          2.32%     2.23%     2.01%      1.51%     1.57%     1.34%     1.39%     2.22%     1.43%
                                            ======    ======    ======     ======    ======    ======    ======    ======    ======

(A)   Reclassified to conform to the latest quarter's presentation.

                CITICORP GLOBAL CONSUMER IN DEVELOPED MARKETS (A)
                            (In millions of dollars)

                                                                                                                    YTD       YTD
                                           1Q         2Q         3Q        4Q         1Q        2Q        3Q        3Q        3Q
                                          1997       1997       1997      1997       1998      1998      1998      1997      1998
                                         -------    -------    -------   -------    -------   -------   -------   -------   -------
Adjusted Revenue                         $ 2,555    $ 2,557    $ 2,564   $ 2,641    $ 2,629   $ 3,121   $ 3,217   $ 7,676   $ 8,967
Adjusted Operating Expense                 1,363      1,376      1,413     1,447      1,424     1,768     1,769     4,152     4,961
                                         -------    -------    -------   -------    -------   -------   -------   -------   -------
Operating Margin                           1,192      1,181      1,151     1,194      1,205     1,353     1,448     3,524     4,006
Credit Costs                                 802        825        765       778        785       953       905     2,392     2,643
                                         -------    -------    -------   -------    -------   -------   -------   -------   -------
Operating Margin Less Credit
   Costs                                     390        356        386       416        420       400       543     1,132     1,363
Additional Provision                          21         18         10        --         14        14        14        49        42
Restructuring Charge                          --         --        449        --         --        --        --       449        --
                                         -------    -------    -------   -------    -------   -------   -------   -------   -------
Income Before Taxes                          369        338        (73)      416        406       386       529       634     1,321
Income Taxes                                 134        120        (38)      165        145       159       210       216       514
                                         -------    -------    -------   -------    -------   -------   -------   -------   -------
Net Income (Loss)                        $   235    $   218    $   (35)  $   251    $   261   $   227   $   319   $   418   $   807
                                         =======    =======    =======   =======    =======   =======   =======   =======   =======

Average Assets (In Billions of Dollars)  $    89    $    90    $    91   $    91    $    90   $    98   $    99   $    90   $    96
Return on Assets (%)                        1.07%      0.97%        --      1.09%      1.18%     0.93%     1.28%     0.62%     1.13%
                                         =======    =======    =======   =======    =======   =======   =======   =======   =======

Excluding Restructuring Charge
Core Income                              $   235    $   218    $   234   $   251    $   261   $   227   $   319   $   687   $   807
Return on Assets (%)                        1.07%      0.97%      1.02%     1.09%      1.18%     0.93%     1.28%     1.02%     1.13%
                                         =======    =======    =======   =======    =======   =======   =======   =======   =======

(A)   Reclassified to conform to the latest quarter's presentation.

                      CITICORP GLOBAL CORPORATE BANKING (A)
                            (In millions of dollars)

                                                                                                                   YTD       YTD
                                           1Q         2Q         3Q         4Q        1Q        2Q        3Q        3Q        3Q
                                          1997       1997       1997       1997      1998      1998      1998      1997      1998
                                         -------    -------    -------    -------   -------   -------   -------   -------   -------
Adjusted Revenue                         $ 1,760    $ 1,659    $ 1,785    $ 1,713   $ 1,858   $ 2,047   $ 1,472   $ 5,204   $ 5,377
Adjusted Operating Expense                 1,148      1,204      1,267      1,341     1,299     1,415     1,424     3,619     4,138
                                         -------    -------    -------    -------   -------   -------   -------   -------   -------
Operating Margin                             612        455        518        372       559       632        48     1,585     1,239
Credit Costs (Benefits)                      (20)       (32)        (3)        24        54        41       231       (55)      326
                                         -------    -------    -------    -------   -------   -------   -------   -------   -------
Operating Margin Less
   Credit Costs (Benefits)                   632        487        521        348       505       591      (183)    1,640       913
Restructuring Charge                          --         --        281         --        --        --        --       281        --
                                         -------    -------    -------    -------   -------   -------   -------   -------   -------
Income Before Taxes                          632        487        240        348       505       591      (183)    1,359       913
Income Taxes                                 175         90         (9)       154       115       214       (56)      256       273
                                         -------    -------    -------    -------   -------   -------   -------   -------   -------
Net Income (Loss)                        $   457    $   397    $   249    $   194   $   390   $   377   $  (127)  $ 1,103   $   640
                                         =======    =======    =======    =======   =======   =======   =======   =======   =======

Average Assets (In Billions of Dollars)  $   140    $   143    $   151    $   155   $   165   $   170   $   173   $   145   $   169
Return on Assets (%)                        1.32%      1.11%      0.65%      0.50%     0.96%     0.89%       --      1.02%     0.51%
                                         =======    =======    =======    =======   =======   =======   =======   =======   =======

Excluding Restructuring Charge
Core Income                              $   457    $   397    $   417    $   194   $   390   $   377   $  (127)  $ 1,271   $   640
Return on Assets (%)                        1.32%      1.11%      1.10%      0.50%     0.96%     0.89%       --      1.17%     0.51%
                                         =======    =======    =======    =======   =======   =======   =======   =======   =======

(A) Reclassified to conform to the latest quarter's presentation, including the reclassification of Citicorp's venture capital activities and the results of certain investments in the former refinancing countries to a new business segment called "Investment Activities."

                          CITICORP EMERGING MARKETS (A)
                            (In millions of dollars)

                                                                                                                YTD       YTD
                                           1Q        2Q        3Q        4Q        1Q        2Q        3Q        3Q        3Q
                                          1997      1997      1997      1997      1998      1998      1998      1997      1998
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Adjusted Revenue                         $  833    $  795    $  883    $  738    $  902    $  921    $  713    $2,511    $2,536
Adjusted Operating Expense                  444       472       499       533       494       524       531     1,415     1,549
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Operating Margin                            389       323       384       205       408       397       182     1,096       987
Credit Costs                                 19        28        35        53        73        93       212        82       378
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Operating Margin Less
   Credit Costs                             370       295       349       152       335       304       (30)    1,014       609
Restructuring Charge                         --        --        54        --        --        --        --        54        --
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Income Before Taxes                         370       295       295       152       335       304       (30)      960       609
Income Taxes                                 61        45        47        77        50        97       (11)      153       136
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Net Income (Loss)                        $  309    $  250    $  248    $   75    $  285    $  207    $  (19)   $  807    $  473
                                         ======    ======    ======    ======    ======    ======    ======    ======    ======

Average Assets (In Billions of Dollars)  $   60    $   63    $   68    $   73    $   77    $   79    $   81    $   64    $   79
Return on Assets (%)                       2.09%     1.59%     1.45%     0.41%     1.50%     1.05%       --      1.69%     0.80%
                                         ======    ======    ======    ======    ======    ======    ======    ======    ======

Excluding Restructuring Charge
Core Income                              $  309    $  250    $  280    $   75    $  285    $  207    $  (19)   $  839    $  473
Return on Assets (%)                       2.09%     1.59%     1.63%     0.41%     1.50%     1.05%       --      1.75%     0.80%
                                         ======    ======    ======    ======    ======    ======    ======    ======    ======

(A) Reclassified to conform to the latest quarter's presentation, including the reclassification of the results of certain investments in the former refinancing countries to a new business segment called "Investment Activities."

                    CITICORP GLOBAL RELATIONSHIP BANKING (A)
                            (In millions of dollars)

                                                                                                                   YTD       YTD
                                            1Q        2Q        3Q        4Q        1Q         2Q        3Q         3Q        3Q
                                           1997      1997      1997      1997      1998       1998      1998       1997      1998
                                          -------   -------   -------   -------   -------    -------   -------    -------   -------
Adjusted Revenue                          $   927   $   864   $   902   $   975   $   956    $ 1,126   $   759    $ 2,693   $ 2,841
Adjusted Operating Expense                    704       732       768       808       805        891       893      2,204     2,589
                                          -------   -------   -------   -------   -------    -------   -------    -------   -------
Operating Margin                              223       132       134       167       151        235      (134)       489       252
Credit Costs (Benefits)                       (39)      (60)      (38)      (29)      (19)       (52)       19       (137)      (52)
                                          -------   -------   -------   -------   -------    -------   -------    -------   -------
Operating Margin Less
   Credit Costs (Benefits)                    262       192       172       196       170        287      (153)       626       304
Restructuring Charge                           --        --       227        --        --         --        --        227        --
                                          -------   -------   -------   -------   -------    -------   -------    -------   -------
Income Before Taxes                           262       192       (55)      196       170        287      (153)       399       304
Income Taxes                                  114        45       (56)       77        65        117       (45)       103       137
                                          -------   -------   -------   -------   -------    -------   -------    -------   -------
Net Income (Loss)                         $   148   $   147   $     1   $   119   $   105    $   170   $  (108)   $   296   $   167
                                          =======   =======   =======   =======   =======    =======   =======    =======   =======

Average Assets (In Billions of Dollars)   $    80   $    80   $    83   $    82   $    88    $    91   $    92    $    81   $    90
Return on Assets (%)                         0.75%     0.74%       --      0.58%     0.48%      0.75%       --       0.49%     0.25%
                                          =======   =======   =======   =======   =======    =======   =======    =======   =======

Excluding Restructuring Charge
Core Income                               $   148   $   147   $   137   $   119   $   105    $   170   $  (108)   $   432   $   167
Return on Assets (%)                         0.75%     0.74%     0.65%     0.58%     0.48%      0.75%       --       0.71%     0.25%
                                          =======   =======   =======   =======   =======    =======   =======    =======   =======

(A) Reclassified to conform to the latest quarter's presentation, including the reclassification of Citicorp's venture capital activities to a new business segment called "Investment Activities."

                       CITICORP INVESTMENT ACTIVITIES (A)
                            (In millions of dollars)

                                                                                                                   YTD       YTD
                                           1Q        2Q         3Q         4Q        1Q         2Q        3Q        3Q        3Q
                                          1997      1997       1997       1997      1998       1998      1998      1997      1998
                                         -------   -------    -------    -------   -------    -------   -------   -------   -------
Revenue                                  $   146   $   308    $   348    $   493   $   468    $   439   $   117   $   802   $ 1,024
Operating Expense                              9         8          9         12        11         12        11        26        34
                                         -------   -------    -------    -------   -------    -------   -------   -------   -------
Operating Margin                             137       300        339        481       457        427       106       776       990
Credit (Benefits)                            (55)       (4)        (5)        --       (10)        --        --       (64)      (10)
                                         -------   -------    -------    -------   -------    -------   -------   -------   -------
Income Before Taxes                          192       304        344        481       467        427       106       840     1,000
Income Taxes                                  26        64         85         95        91         86        35       175       212
                                         -------   -------    -------    -------   -------    -------   -------   -------   -------
Net Income                               $   166   $   240    $   259    $   386   $   376    $   341   $    71   $   665   $   788
                                         =======   =======    =======    =======   =======    =======   =======   =======   =======

Average Assets (In Billions of Dollars)  $     9   $     9    $     9    $     9   $     9    $     9   $     8   $     9   $     9
Return on Assets (%)                        7.48%    10.70%     11.42%     17.02%    16.94%     15.20%     3.52%     9.88%    11.75%
                                         =======   =======    =======    =======   =======    =======   =======   =======   =======

(A) Investment Activities comprises Citicorp's venture capital activities, certain Corporate investments, and the results of certain investments in the former refinancing countries.


                        CITICORP CORPORATE ITEMS (A) (B)
                            (In millions of dollars)

                                                                                                     YTD      YTD
                                          1Q       2Q       3Q       4Q      1Q       2Q      3Q      3Q       3Q
                                         1997     1997     1997     1997    1998     1998    1998    1997     1998
                                         -----    -----    -----    -----   -----    -----   -----   -----    -----
Revenue                                  $ 218    $ 236    $ 277    $ 251   $ 233    $ 263   $ 283   $ 731    $ 779
Operating Expense                          114       37       77        5     102       80      81     228      263
                                         -----    -----    -----    -----   -----    -----   -----   -----    -----
Operating Margin                           104      199      200      246     131      183     202     503      516
Restructuring Charge                        --       --       28       --      --       --      --      28       --
                                         -----    -----    -----    -----   -----    -----   -----   -----    -----
Income Before Taxes                        104      199      172      246     131      183     202     475      516
Income Taxes                               207      269      270      176     252      171      93     746      516
                                         -----    -----    -----    -----   -----    -----   -----   -----    -----
Net Income (Loss)                        $(103)   $ (70)   $ (98)   $  70   $(121)   $  12   $ 109   $(271)   $  --
                                         =====    =====    =====    =====   =====    =====   =====   =====    =====

Average Assets (In Billions of Dollars)  $   5    $   8    $   5    $   5   $   8    $   8   $   7   $   6    $   7
                                         =====    =====    =====    =====   =====    =====   =====   =====    =====

Excluding Restructuring Charge
Core Income                              $(103)   $ (70)   $ (61)   $  70   $(121)   $  12   $ 109   $(234)   $  --
                                         =====    =====    =====    =====   =====    =====   =====   =====    =====

(A) Corporate Items includes revenue derived from charging businesses for funds employed, based upon a marginal cost of funds concept, unallocated corporate costs, and the offset created by attributing income taxes to core business activities on a local tax-rate basis.
(B) Reclassified to conform to the latest quarter's presentation, including the reclassification of certain Corporate investments and the results of certain investments in the former refinancing countries to a new business segment called "Investment Activities."

               CITICORP OTHER REVENUE AND SECURITIES TRANSACTIONS
                            (In millions of dollars)

                                                                                                           YTD      YTD
                                           1Q       2Q       3Q        4Q       1Q       2Q       3Q        3Q       3Q
                                          1997     1997     1997      1997     1998     1998     1998      1997     1998
                                         ------   ------   ------    ------   ------   ------   ------    ------   ------
Securities Transactions                  $  108   $  124   $  186    $  250   $  241   $  300   $  (56)   $  418   $  485
                                         ------   ------   ------    ------   ------   ------   ------    ------   ------

Other Revenue
   Credit Card Securitization Activity   $  165   $  118   $  134    $  142   $  138   $  351   $  374    $  417   $  863
   Venture Capital                           93      173      235       248      264      171      (31)      501      404
   Affiliate Earnings                        59      112       51        33       29       42       47       222      118
   Net Asset Gains                           92       64       (6)      206       31      198      142       150      371
   Other Items                               28        8       18        29       37       29       30        54       96
                                         ------   ------   ------    ------   ------   ------   ------    ------   ------
Total Other Revenue                      $  437   $  475   $  432    $  658   $  499   $  791   $  562    $1,344   $1,852
                                         ======   ======   ======    ======   ======   ======   ======    ======   ======

                        CITICORP TRADING-RELATED REVENUE
                            (In millions of dollars)

                                                                                                   YTD      YTD
                                   1Q       2Q       3Q       4Q        1Q       2Q       3Q        3Q       3Q
                                  1997     1997     1997     1997      1998     1998     1998      1997     1998
                                 ------   ------   ------   ------    ------   ------   ------    ------   ------
By Income Statement Line
   Foreign Exchange              $  297   $  311   $  435   $  443    $  349   $  465   $  474    $1,043   $1,288
   Trading Account                  198       97      134     (188)      236       98     (159)      429      175
   Other                             94      103       91       92       143      167       77       288      387
                                 ------   ------   ------   ------    ------   ------   ------    ------   ------
     Total                       $  589   $  511   $  660   $  347    $  728   $  730   $  392    $1,760   $1,850
                                 ======   ======   ======   ======    ======   ======   ======    ======   ======

By Trading Activity
   Foreign Exchange              $  237   $  258   $  342   $  327    $  386   $  391   $  386    $  837   $1,163
   Derivative                       207      129      170      (49)      236      218      110       506      564
   Fixed Income                      70       59       75        1        56       31      (36)      204       51
   Other                             75       65       73       68        50       90      (68)      213       72
                                 ------   ------   ------   ------    ------   ------   ------    ------   ------
     Total                       $  589   $  511   $  660   $  347    $  728   $  730   $  392    $1,760   $1,850
                                 ======   ======   ======   ======    ======   ======   ======    ======   ======

By Business Sector
   Emerging Markets              $  207   $  155   $  268   $  132    $  271   $  259   $  184    $  630   $  714
   Global Relationship Banking      330      270      296      134       378      357      113       896      848
                                 ------   ------   ------   ------    ------   ------   ------    ------   ------
     Total Corporate Banking        537      425      564      266       649      616      297     1,526    1,562
   Consumer and Other                52       86       96       81        79      114       95       234      288
                                 ------   ------   ------   ------    ------   ------   ------    ------   ------
     Total                       $  589   $  511   $  660   $  347    $  728   $  730   $  392    $1,760   $1,850
                                 ======   ======   ======   ======    ======   ======   ======    ======   ======

                   CITICORP CASH-BASIS AND RENEGOTIATED LOANS
                            (In millions of dollars)

                                                  1Q       2Q       3Q       4Q       1Q       2Q       3Q
                                                 1997     1997     1997     1997     1998     1998     1998
                                                ------   ------   ------   ------   ------   ------   ------
Commercial Cash-Basis Loans
Collateral Dependent
   (at Lower of Cost or Collateral Value) (A)   $  288   $  274   $  271   $  258   $  242   $  193   $  170
Other (B)                                          641      643      698      806    1,102    1,100    1,110
                                                ------   ------   ------   ------   ------   ------   ------
Total Commercial Cash-Basis Loans               $  929   $  917   $  969   $1,064   $1,344   $1,293   $1,280
                                                ======   ======   ======   ======   ======   ======   ======

Commercial Cash-Basis Loans
Emerging Markets (B)                            $  399   $  470   $  520   $  649   $  953   $  981   $  982
Global Relationship Banking                        514      434      436      401      378      300      286
Investment Activities                               16       13       13       14       13       12       12
                                                ------   ------   ------   ------   ------   ------   ------
Total Commercial Cash-Basis Loans               $  929   $  917   $  969   $1,064   $1,344   $1,293   $1,280
                                                ======   ======   ======   ======   ======   ======   ======

Commercial Renegotiated Loans                   $  296   $  295   $   70   $   59   $   61   $   45   $   48
                                                ======   ======   ======   ======   ======   ======   ======

Consumer Loans on which Accrual
   of Interest has been Suspended               $2,119   $2,036   $1,902   $1,849   $1,850   $1,864   $1,924
                                                ======   ======   ======   ======   ======   ======   ======

(A) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.
(B) Includes foreign currency derivative contracts with a balance sheet credit exposure of $44 million, $44 million, $83 million, and $59 million at September 30, 1998, June 30, 1998, March 31, 1998, and December 31, 1997,
      respectively, for which the recognition of revaluation gains has been suspended.


   CITICORP OTHER REAL ESTATE OWNED (OREO) AND ASSETS PENDING DISPOSITION (A)
                            (In millions of dollars)

                                     1Q       2Q       3Q       4Q       1Q       2Q       3Q
                                    1997     1997     1997     1997     1998     1998     1998
                                   ------   ------   ------   ------   ------   ------   ------
Consumer OREO                      $  408   $  362   $  309   $  263   $  242   $  182   $  238

Emerging Markets                       24       22       23       21       21       24       26
Global Relationship Banking           569      460      456      440      329      324      319
                                   ------   ------   ------   ------   ------   ------   ------
Commercial OREO                       593      482      479      461      350      348      345
                                   ======   ======   ======   ======   ======   ======   ======
Total                              $1,001   $  844   $  788   $  724   $  592   $  530   $  583
                                   ======   ======   ======   ======   ======   ======   ======

Assets Pending Disposition (B)     $  174   $   72   $   88   $   96   $  103   $  104   $  103
                                   ======   ======   ======   ======   ======   ======   ======

(A)   Carried at lower of cost or collateral value.
(B) Represents consumer residential mortgage loans that have a high probability of foreclosure.

                       CITICORP U.S. BANKCARDS DATA SHEET
                            (In billions of dollars)


                                                    1Q          2Q          3Q          4Q          1Q          2Q          3Q
                                                   1997        1997        1997        1997        1998        1998        1998
                                                 --------    --------    --------    --------    --------    --------    --------
End of Period Managed Receivables                $   45.1    $   45.8    $   46.5    $   48.2    $   45.3    $   60.3    $   62.0
Total accounts (In Millions)                         25.1        25.1        25.0        24.8        24.5        38.2        38.5
Charge volume                                    $   23.0    $   25.3    $   26.6    $   27.9    $   24.1    $   34.0    $   36.4

End of Period Loans
   On Balance Sheet                              $   17.2    $   19.1    $   17.9    $   18.8    $   15.2    $   15.8    $   18.3
   Securitized                                   $   25.4    $   24.2    $   26.0    $   26.8    $   27.6    $   41.3    $   40.4
   Held for sale                                 $    2.0    $    2.0    $    2.0    $    2.0    $    2.0    $    2.5    $    2.5
     Total                                       $   44.6    $   45.3    $   45.9    $   47.6    $   44.8    $   59.6    $   61.2

Average Loans
   On Balance Sheet                              $   17.9    $   18.0    $   18.6    $   17.7    $   16.1    $   19.6    $   17.9
   Securitized                                   $   25.1    $   24.7    $   24.8    $   26.3    $   27.4    $   36.8    $   39.9
   Held for sale                                 $    2.0    $    2.0    $    2.0    $    2.0    $    2.0    $    2.5    $    2.5
     Total                                       $   45.0    $   44.7    $   45.4    $   46.0    $   45.5    $   58.9    $   60.3

Write-offs (In Millions of Dollars)
   On Balance Sheet                              $    222    $    246    $    231    $    221    $    207    $    263    $    222
   Securitized                                   $    402    $    404    $    378    $    403    $    430    $    542    $    539
   Held for sale                                 $     32    $     33    $     30    $     31    $     31    $     37    $     34
     Total                                       $    656    $    683    $    639    $    655    $    668    $    842    $    795
     Adjusted for Sale of Bankrupt Accounts            --          --         650          --          --          --          --

Coincident Net Credit Loss Rate                      5.91%       6.13%       5.58%       5.64%       5.96%       5.73%       5.23%
     Adjusted for Sale of Bankrupt Accounts            --          --        5.68%         --          --          --          --

12 Month Lagged Net Credit Loss Rate (ex-UCS)        6.21%       6.51%       5.93%       5.86%       6.03%       5.98%       5.49%
     Adjusted for Sale of Bankrupt Accounts            --          --        6.03%         --          --          --          --

90+ Days Past Due
   (In Millions of Dollars)                      $    884    $    843    $    806    $    856    $    842    $    942    $    924
   (%)                                               1.98%       1.86%       1.76%       1.80%       1.88%       1.58%       1.51%

% of Gross Write-offs that are Bankruptcies            37%         40%         40%         41%         37%         41%         43%

                                                     2Q          3Q
                                                    1998        1998
                                                   EX-UCS      EX-UCS
                                                  --------    --------
End of Period Managed Receivables
Total accounts (In Millions)
Charge volume

End of Period Loans
   On Balance Sheet
   Securitized
   Held for sale
     Total                                        $   45.2    $   46.0

Average Loans
   On Balance Sheet
   Securitized
   Held for sale
     Total                                        $   44.8    $   45.7

Write-offs (In Millions of Dollars)
   On Balance Sheet
   Securitized
   Held for sale
     Total                                        $    667    $    629
     Adjusted for Sale of Bankrupt Accounts

Coincident Net Credit Loss Rate                       5.97%       5.46%
     Adjusted for Sale of Bankrupt Accounts

12 Month Lagged Net Credit Loss Rate (ex-UCS)
     Adjusted for Sale of Bankrupt Accounts

90+ Days Past Due
   (In Millions of Dollars)                       $    766    $    747
   (%)                                                1.70%       1.62%

% of Gross Write-offs that are Bankruptcies             40%         42%

                     TRAVELERS GROUP -- SUMMARY OF EARNINGS
                            (In millions of dollars)

                                                 1Q           2Q           3Q           4Q           1Q           2Q          3Q
                                                1997         1997         1997         1997         1998         1998        1998
                                              ---------    ---------    ---------    ---------    ---------    ---------  ---------
Revenue                                       $ 8,699.9    $ 9,183.6    $ 9,960.1    $ 9,765.0    $10,367.6    $10,096.0  $ 8,221.9
                                              =========    =========    =========    =========    =========    =========  =========

Revenue, Net of Interest Expense              $ 6,322.2    $ 6,391.6    $ 6,880.1    $ 6,572.1    $ 7,190.2    $ 6,763.1  $ 4,927.6
                                              =========    =========    =========    =========    =========    =========  =========

Income After Tax and Minority Interest

Core Business Income                          $   858.0    $   924.0    $ 1,007.0    $   785.3    $ 1,028.0    $   968.1  $   225.4

Investment Portfolio Gains (Losses)                 8.9          5.7         82.0        144.0         86.5         27.8       25.4

Corporate and Other                               (51.8)       (46.5)       (60.3)       (56.6)       (21.1)       (46.5)     (51.6)
                                              ---------    ---------    ---------    ---------    ---------    ---------  ---------
Core Income                                       815.1        883.2      1,028.7        872.7      1,093.4        949.4      199.2

Restructuring Release (Charge)                     --           --           --         (496.0)        --          191.2       --
                                              ---------    ---------    ---------    ---------    ---------    ---------  ---------

Net Income                                    $   815.1    $   883.2    $ 1,028.7    $   376.7    $ 1,093.4    $ 1,140.6  $   199.2
                                              =========    =========    =========    =========    =========    =========  =========

                                                 YTD          YTD
                                                  3Q           3Q
                                                 1997         1998
                                              ---------    ---------
Revenue                                       $27,843.6    $28,685.5
                                              =========    =========

Revenue, Net of Interest Expense              $19,593.9    $18,880.9
                                              =========    =========

Income After Tax and Minority Interest

Core Business Income                          $ 2,789.0    $ 2,221.5

Investment Portfolio Gains (Losses)                96.6        139.7

Corporate and Other                              (158.6)      (119.2)
                                              ---------    ---------
Core Income                                     2,727.0      2,242.0

Restructuring Release (Charge)                     --          191.2
                                              ---------    ---------

Net Income                                    $ 2,727.0    $ 2,433.2
                                              =========    =========

                       TRAVELERS GROUP -- SEGMENT REVENUES
                            (In millions of dollars)

                                                    1Q          2Q          3Q          4Q          1Q          2Q          3Q
                                                   1997        1997        1997        1997        1998        1998        1998
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
REVENUES

Investment Services
Investment banking and brokerage                $ 4,691.3   $ 5,115.6   $ 5,660.4   $ 5,247.4   $ 5,831.8   $ 5,582.7   $ 3,690.1
Asset management                                    186.1       193.6       213.1       199.9       224.9       226.8       244.2
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total Investment Services                      4,877.4     5,309.2     5,873.5     5,447.3     6,056.7     5,809.5     3,934.3
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------

Consumer Finance Services                           377.1       379.6       448.1       483.0       485.0       514.2       542.3
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
Life Insurance Services
Travelers Life and Annuity                          617.9       665.7       716.0       890.3       771.9       799.6       721.0
Primerica Financial Services                        375.2       375.4       384.2       401.4       401.4       421.0       414.5
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total Life Insurance Services                    993.1     1,041.1     1,100.2     1,291.7     1,173.3     1,220.6     1,135.5
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------

Property and Casualty Insurance Services
Commercial Lines                                  1,624.1     1,612.3     1,651.1     1,669.4     1,696.7     1,619.9     1,654.9
Personal Lines                                      805.0       814.9       852.7       868.3       893.0       910.2       943.5
Other                                                 2.2         3.7         2.9         4.3         4.5         2.1         2.0
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total P&C Insurance Services                   2,431.3     2,430.9     2,506.7     2,542.0     2,594.2     2,532.2     2,600.4
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------

Corporate and Other                                  21.0        22.8        31.6         1.0        58.4        19.5         9.4
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------

   Total Revenue                                  8,699.9     9,183.6     9,960.1     9,765.0    10,367.6    10,096.0     8,221.9
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------

   Interest Expense                               2,377.7     2,792.0     3,080.0     3,192.9     3,177.4     3,332.9     3,294.3
                                                ---------   ---------   ---------   ---------   ---------   ---------   ---------

     Total Revenue, Net of Interest Expense     $ 6,322.2   $ 6,391.6   $ 6,880.1   $ 6,572.1   $ 7,190.2   $ 6,763.1   $ 4,927.6
                                                =========   =========   =========   =========   =========   =========   =========

                                                   YTD        YTD
                                                    3Q         3Q
                                                   1997       1998
                                                ---------   ---------
REVENUES

Investment Services
Investment banking and brokerage                $15,467.3   $15,104.6
Asset management                                    592.8       695.9
                                                ---------   ---------
   Total Investment Services                     16,060.1    15,800.5
                                                ---------   ---------

Consumer Finance Services                         1,204.8     1,541.5
                                                ---------   ---------

Life Insurance Services
Travelers Life and Annuity                        1,999.6     2,292.5
Primerica Financial Services                      1,134.8     1,236.9
                                                ---------   ---------
   Total Life Insurance Services                  3,134.4     3,529.4
                                                ---------   ---------

Property and Casualty Insurance Services
Commercial Lines                                  4,887.5     4,971.5
Personal Lines                                    2,472.6     2,746.7
Other                                                 8.8         8.6
                                                ---------   ---------
   Total P&C Insurance Services                   7,368.9     7,726.8
                                                ---------   ---------

Corporate and Other                                  75.4        87.3
                                                ---------   ---------

   Total Revenue                                 27,843.6    28,685.5
                                                ---------   ---------

   Interest Expense                               8,249.7     9,804.6
                                                ---------   ---------

     Total Revenue, Net of Interest Expense     $19,593.9   $18,880.9
                                                =========   =========

                 TRAVELERS GROUP -- SEGMENT CORE BUSINESS INCOME
                            (In millions of dollars)

\                                                                         YTD
                                                1Q           2Q           3Q           4Q           1Q           2Q           3Q
                                               1997         1997         1997         1997         1998         1998         1998
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
CORE INCOME

Investment Services
Investment banking and brokerage            $   367.5    $   404.1    $   449.0    $   217.6    $   442.5    $   347.6    $  (395.4)
Asset management                                 44.4         48.6         59.4         55.5         60.3         62.5         70.5
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
   Total Investment Services                    411.9        452.7        508.4        273.1        502.8        410.1       (324.9)
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

Consumer Finance Services                        47.3         54.1         65.4         70.2         59.4         69.2         83.3
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

Life Insurance Services
Travelers Life and Annuity                      101.1        104.9        106.5        111.5        118.1        130.1        123.3
Primerica Financial Services                     78.1         82.0         84.7         90.3         94.6        103.6         98.8
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
   Total Life Insurance Services                179.2        186.9        191.2        201.8        212.7        233.7        222.1
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

Property and Casualty Insurance Services
Commercial Lines                                193.5        209.3        223.9        218.9        224.6        227.9        230.6
Personal Lines                                  107.5        101.3         95.4         99.6        108.0        107.7         90.3
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
                                                301.0        310.6        319.3        318.5        332.6        335.6        320.9
Financing costs and other                       (33.1)       (30.2)       (29.3)       (30.6)       (28.7)       (29.3)       (26.9)
Minority interest                               (48.3)       (50.1)       (48.0)       (47.7)       (50.8)       (51.2)       (49.1)
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
   Total P&C Insurance Services                 219.6        230.3        242.0        240.2        253.1        255.1        244.9
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

   Total Core Business Income                   858.0        924.0      1,007.0        785.3      1,028.0        968.1        225.4
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

   Investment Portfolio Gains                     8.9          5.7         82.0        144.0         86.5         27.8         25.4

   Corporate and Other                          (51.8)       (46.5)       (60.3)       (56.6)       (21.1)       (46.5)       (51.6)
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

      Total Core Income                     $   815.1    $   883.2    $ 1,028.7    $   872.7    $ 1,093.4    $   949.4    $   199.2
                                            =========    =========    =========    =========    =========    =========    =========

                                                   YTD          YTD
                                                    3Q           3Q
                                                   1997         1998
                                                ---------    ---------
CORE INCOME

Investment Services
Investment banking and brokerage                $ 1,220.6    $   394.7
Asset management                                    152.4        193.3
                                                ---------    ---------
   Total Investment Services                      1,373.0        588.0
                                                ---------    ---------

Consumer Finance Services                           166.8        211.9
                                                ---------    ---------

Life Insurance Services
Travelers Life and Annuity                          312.5        371.5
Primerica Financial Services                        244.8        297.0
                                                ---------    ---------
   Total Life Insurance Services                    557.3        668.5
                                                ---------    ---------

Property and Casualty Insurance Services
Commercial Lines                                    626.7        683.1
Personal Lines                                      304.2        306.0
                                                ---------    ---------
                                                    930.9        989.1
Financing costs and other                           (92.6)       (84.9)
Minority interest                                  (146.4)      (151.1)
                                                ---------    ---------
   Total P&C Insurance Services                     691.9        753.1
                                                ---------    ---------

   Total Core Business Income                     2,789.0      2,221.5
                                                ---------    ---------

   Investment Portfolio Gains                        96.6        139.7

   Corporate and Other                             (158.6)      (119.2)
                                                ---------    ---------

      Total Core Income                         $ 2,727.0    $ 2,242.0
                                                =========    =========

                TRAVELERS GROUP -- INVESTMENT SERVICES -- Page 1
                            (In millions of dollars)

                                                    1Q           2Q           3Q           4Q            1Q           2Q
                                                   1997         1997         1997         1997          1998         1998
                                                ---------    ---------    ---------    ---------     ---------    ---------
SALOMON SMITH BARNEY

Revenues:
  Commissions                                   $   716.3    $   685.6    $   783.5    $   781.5     $   795.2    $   783.7
  Asset management and administration fees          389.1        398.6        448.2        479.2         497.6        553.8
  Investment banking                                483.8        475.3        596.7        562.4         628.1        639.9
  Principal transactions                            762.3        709.2        789.5        243.2         779.5        315.3
  Other income                                       35.1         32.9         48.9         42.9          38.7         48.7
                                                ---------    ---------    ---------    ---------     ---------    ---------
    Total noninterest revenues                    2,386.6      2,301.6      2,666.8      2,109.2       2,739.1      2,341.4
                                                ---------    ---------    ---------    ---------     ---------    ---------
  Interest and dividends                          2,490.8      3,007.6      3,206.7      3,338.1       3,317.6      3,468.1
  Interest expense                                2,168.9      2,578.0      2,840.7      2,942.8       2,922.3      3,067.5
                                                ---------    ---------    ---------    ---------     ---------    ---------
    Net interest and dividends                      321.9        429.6        366.0        395.3         395.3        400.6
                                                ---------    ---------    ---------    ---------     ---------    ---------
      Total revenues, net of interest expense     2,708.5      2,731.2      3,032.8      2,504.5       3,134.4      2,742.0
                                                ---------    ---------    ---------    ---------     ---------    ---------
Noninterest expenses:
  Compensation and benefits                       1,479.2      1,441.9      1,627.3      1,488.8       1,721.9      1,543.7
  Communications                                    120.9        124.2        127.0        122.6         116.9        115.8
  Occupancy and equipment                           106.4        109.4        108.6        107.9         105.0        105.3
  Floor brokerage and other production               85.8         86.7         98.8        117.7         109.6        105.7
  Advertising and market development                 62.5         69.0         70.9         73.1          69.7         68.3
  Professional services                              40.8         47.5         52.2         69.7          50.9         45.9
  Other operating and administrative expenses       132.4        111.6        117.8        108.3         149.5        111.7
                                                ---------    ---------    ---------    ---------     ---------    ---------
      Total noninterest expenses                  2,028.0      1,990.3      2,202.6      2,088.1       2,323.5      2,096.4
                                                ---------    ---------    ---------    ---------     ---------    ---------
Core business income before income taxes            680.5        740.9        830.2        416.4         810.9        645.6
Provision for income taxes                          268.6        288.2        321.8        143.3         308.1        235.5
                                                ---------    ---------    ---------    ---------     ---------    ---------
   Core business income                             411.9        452.7        508.4        273.1         502.8        410.1
Restructuring release (charge), net of tax           --           --           --         (496.0)         --          191.2
                                                ---------    ---------    ---------    ---------     ---------    ---------
   Net income (loss)                            $   411.9    $   452.7    $   508.4    $  (222.9)    $   502.8    $   601.3
                                                =========    =========    =========    =========     =========    =========

Total equity  (in billions)                     $     7.9    $     8.1    $     8.4    $     8.5     $     8.9    $     9.3
Return on equity (1)                                 21.7%        23.2%        25.3%        12.5%         23.1%        18.2%
Pre-tax profit margin (1)                            25.1%        27.1%        27.4%        16.6%         25.9%        23.5%
Non-compensation expenses as a percent of
   net revenue (1)                                   20.3%        20.1%        19.0%        23.9%         19.2%        20.2%

                                                                 YTD          YTD
                                                    3Q            3Q           3Q
                                                   1998          1997         1998
                                                ---------     ---------    ---------
SALOMON SMITH BARNEY

Revenues:
  Commissions                                   $   796.9     $ 2,185.4    $ 2,375.8
  Asset management and administration fees          562.6       1,235.9      1,614.0
  Investment banking                                530.6       1,555.8      1,798.6
  Principal transactions                         (1,330.9)      2,261.0       (236.1)
  Other income                                       36.3         116.9        123.7
                                                ---------     ---------    ---------
    Total noninterest revenues                      595.5       7,355.0      5,676.0
                                                ---------     ---------    ---------
  Interest and dividends                          3,338.8       8,705.1     10,124.5
  Interest expense                                3,013.3       7,587.6      9,003.1
                                                ---------     ---------    ---------
    Net interest and dividends                      325.5       1,117.5      1,121.4
                                                ---------     ---------    ---------
      Total revenues, net of interest expense       921.0       8,472.5      6,797.4
                                                ---------     ---------    ---------
Noninterest expenses:
  Compensation and benefits                         915.8       4,548.4      4,181.4
  Communications                                    118.5         372.1        351.2
  Occupancy and equipment                           105.0         324.4        315.3
  Floor brokerage and other production              110.3         271.3        325.6
  Advertising and market development                 79.8         202.4        217.8
  Professional services                              69.3         140.5        166.1
  Other operating and administrative expenses        46.2         361.8        307.4
                                                ---------     ---------    ---------
      Total noninterest expenses                  1,444.9       6,220.9      5,864.8
                                                ---------     ---------    ---------
Core business income before income taxes           (523.9)      2,251.6        932.6
Provision for income taxes                         (199.0)        878.6        344.6
                                                ---------     ---------    ---------
   Core business income                            (324.9)      1,373.0        588.0
Restructuring release (charge), net of tax           --            --          191.2
                                                ---------     ---------    ---------
   Net income (loss)                            $  (324.9)    $ 1,373.0    $   779.2
                                                =========     =========    =========

Total equity  (in billions)                     $     8.7     $     8.4    $     8.7
Return on equity (1)                                -14.5%         24.3%         8.8%
Pre-tax profit margin (1)                           -56.9%         26.6%        13.7%
Non-compensation expenses as a percent of
   net revenue (1)                                   57.4%         19.7%        24.8%

(1) On core business income before restructuring release (charge).

                TRAVELERS GROUP -- INVESTMENT SERVICES -- Page 2
                            (In millions of dollars)

                                                         1Q           2Q           3Q           4Q           1Q           2Q
                                                        1997         1997         1997         1997         1998         1998
                                                     ---------    ---------    ---------    ---------    ---------    ---------
SALOMON SMITH BARNEY (cont'd)

Client Assets
Assets under fee-based management (in billions):
   Money market funds                                $    43.9    $    44.3    $    45.3    $    46.6    $    51.6    $    51.1
   Mutual funds                                           40.5         43.8         46.4         51.8         56.0         57.6
   Managed accounts                                       46.3         52.2         55.0         54.2         57.4         60.9
                                                     ---------    ---------    ---------    ---------    ---------    ---------
      Salomon Smith Barney Asset Management              130.7        140.3        146.7        152.6        165.0        169.6
   Financial Consultant managed accounts                   8.5          9.8         11.1         11.6         13.3         14.3
                                                     ---------    ---------    ---------    ---------    ---------    ---------
      Total internally managed accounts                  139.2        150.1        157.8        164.2        178.3        183.9
   Consulting Group externally managed assets             46.7         53.1         58.4         59.7         67.1         69.3
                                                     ---------    ---------    ---------    ---------    ---------    ---------
      Total assets under fee-based management        $   185.9    $   203.2    $   216.2    $   223.9    $   245.4    $   253.2
                                                     =========    =========    =========    =========    =========    =========

Total client assets (in billions)                    $   543.5    $   593.0    $   630.4    $   654.0    $   703.0    $   724.3

Private Client
Registered Financial Consultants                        10,430       10,359       10,288       10,319       10,321       10,494
Annualized retail gross production per FC (000)      $     392    $     359    $     428    $     416    $     452    $     441
Domestic retail offices                                    443          438          434          430          432          439

Investment Banking and Public Finance
Underwriting (full credit to lead mgr.):
   Debt and equity
      Global volume                                  $42,327.2    $47,639.4    $57,092.3    $43,748.7    $72,799.3    $75,856.0
      Global market share                                  9.1%         9.6%        11.0%         9.8%         9.8%        10.4%
      Rank                                                   2            3            2            2            4            3

      U.S. volume                                    $37,723.2    $38,865.5    $52,685.3    $39,964.7    $66,263.7    $69,854.6
      U.S. market share                                   13.0%        12.3%        14.1%        11.9%        13.0%        13.5%
      Rank                                                   2            2            2            2            2            2

   Municipals (1)
      Volume                                         $ 5,173.6    $ 6,287.8    $ 6,580.4    $ 6,944.5    $ 8,343.7    $10,656.1
      Market share                                        13.3%        11.4%        11.7%        10.9%        11.9%        13.9%
      Rank                                                   1            1            2            2            1            1

Capital Markets/Research
Number of institutional salespeople                        907          943          952          878          877          854
Number of stocks in which markets are made               1,595        1,601        1,531        1,554        1,464        1,465
% of S&P groups covered by research                         98%          98%          98%          99%          99%          99%

                                                                     YTD          YTD
                                                         3Q           3Q           3Q
                                                        1998         1997         1998
                                                     ---------    ---------    ---------
SALOMON SMITH BARNEY (cont'd)

Client Assets
Assets under fee-based management (in billions):
   Money market funds                                $    55.1    $    45.3    $    55.1
   Mutual funds                                           53.5         46.4         53.5
   Managed accounts                                       61.0         55.0         61.0
                                                     ---------    ---------    ---------
      Salomon Smith Barney Asset Management              169.6        146.7        169.6
   Financial Consultant managed accounts                  13.8         11.1         13.8
                                                     ---------    ---------    ---------
      Total internally managed accounts                  183.4        157.8        183.4
   Consulting Group externally managed assets             63.9         58.4         63.9
                                                     ---------    ---------    ---------
      Total assets under fee-based management        $   247.3    $   216.2    $   247.3
                                                     =========    =========    =========

Total client assets (in billions)                    $   697.5    $   630.4    $   697.5

Private Client
Registered Financial Consultants                        10,573       10,288       10,573
Annualized retail gross production per FC (000)      $     431    $     393    $     441
Domestic retail offices                                    442          434          442

Investment Banking and Public Finance
Underwriting (full credit to lead mgr.):
   Debt and equity
      Global volume                                  $50,642.3    $147,058.9   $199,297.6
      Global market share                                  9.1%         9.9%         9.8%
      Rank                                                   3            2            4

      U.S. volume                                    $43,018.7    $129,274.0   $179,137.0
      U.S. market share                                   10.7%        13.2%        12.5%
      Rank                                                   3            2            2

   Municipals (1)
      Volume                                         $ 9,336.1    $18,041.8    $28,335.9
      Market share                                        14.5%        12.0%        13.4%
      Rank                                                   1            1            1

Capital Markets/Research
Number of institutional salespeople                        869          952          869
Number of stocks in which markets are made               1,418        1,531        1,418
% of S&P groups covered by research                         99%          98%          99%

(1) Total long term excluding private placement.

                TRAVELERS GROUP -- INVESTMENT SERVICES -- Page 3
                            (In millions of dollars)

                                                         1Q           2Q           3Q           4Q           1Q           2Q
                                                        1997         1997         1997         1997         1998         1998
                                                     ---------    ---------    ---------    ---------    ---------    ---------
SALOMON SMITH BARNEY
ASSET MANAGEMENT DIVISION (SSBAM)

Revenues:
   Investment advisory, admin. & distribution fees   $   168.0    $   172.7    $   186.7    $   190.0    $   201.7    $   214.1
   Unit Investment Trust revenues - net                    8.7          6.8         19.0          4.9         12.6          7.6
   Other revenues                                          9.4         14.1          7.4          5.0         10.6          5.1
                                                     ---------    ---------    ---------    ---------    ---------    ---------
      Total revenues                                     186.1        193.6        213.1        199.9        224.9        226.8
                                                     ---------    ---------    ---------    ---------    ---------    ---------
Expenses:
   Employee compensation and benefits                     35.4         34.8         38.1         37.3         41.9         44.0
   Deferred commission amortization                       32.8         31.1         31.9         28.2         34.8         31.5
   Other expenses                                         44.4         47.3         44.7         42.4         48.4         47.8
                                                     ---------    ---------    ---------    ---------    ---------    ---------
      Total expenses                                     112.6        113.2        114.7        107.9        125.1        123.3
                                                     ---------    ---------    ---------    ---------    ---------    ---------
Core business income before income taxes                  73.5         80.4         98.4         92.0         99.8        103.5
Provision for income taxes                                29.1         31.8         39.0         36.5         39.5         41.0
                                                     ---------    ---------    ---------    ---------    ---------    ---------
Core business income                                 $    44.4    $    48.6    $    59.4    $    55.5    $    60.3    $    62.5
                                                     =========    =========    =========    =========    =========    =========

Pre-tax profit margin                                     39.5%        41.5%        46.2%        46.0%        44.4%        45.6%

SSBAM Assets under management (in billions):
Money market funds                                   $    43.9    $    44.3    $    45.3    $    46.6    $    51.6    $    51.1
                                                     ---------    ---------    ---------    ---------    ---------    ---------
Mutual funds:
   Equity                                                 18.6         20.6         22.3         27.0         29.9         30.3
   Taxable Fixed                                          11.5         12.1         12.5         12.7         13.3         14.7
   Tax Exempt Fixed                                        8.0          8.3          8.6          9.0          9.2          9.3
   Annuities                                               2.4          2.8          3.0          3.1          3.6          3.3
                                                     ---------    ---------    ---------    ---------    ---------    ---------
      Total mutual funds                                  40.5         43.8         46.4         51.8         56.0         57.6
                                                     ---------    ---------    ---------    ---------    ---------    ---------
Managed accounts
   Private client                                         12.2         14.0         14.8         14.9         17.0         17.9
   Institutional                                          34.1         38.2         40.2         39.3         40.4         43.0
                                                     ---------    ---------    ---------    ---------    ---------    ---------
      Total managed accounts                              46.3         52.2         55.0         54.2         57.4         60.9
                                                     ---------    ---------    ---------    ---------    ---------    ---------

      Salomon Smith Barney Asset Management          $   130.7    $   140.3    $   146.7    $   152.6    $   165.0    $   169.6
                                                     =========    =========    =========    =========    =========    =========

Unit Investment Trusts held in client accounts       $     9.4    $     9.3    $    11.6    $    11.8    $    13.1    $    12.9
Number of Morningstar 4- and 5-star funds                   15           17           17           21           23           23

Consolidated Travelers Group
Assets Under Management (in billions)
Salomon Smith Barney Asset Management                $   130.7    $   140.3    $   146.7    $   152.6    $   165.0    $   169.6
Financial consultant managed accounts                      8.5          9.8         11.1         11.6         13.3         14.3
Travelers Life and Annuity (1)                            21.4         22.2         22.9         23.8         25.2         24.3
                                                     ---------    ---------    ---------    ---------    ---------    ---------
   Total assets managed for third parties            $   160.6    $   172.3    $   180.7    $   188.0    $   203.5    $   208.2
                                                     =========    =========    =========    =========    =========    =========

                                                                     YTD          YTD
                                                         3Q           3Q           3Q
                                                        1998         1997         1998
                                                     ---------    ---------    ---------
SALOMON SMITH BARNEY
ASSET MANAGEMENT DIVISION (SSBAM)

Revenues:
   Investment advisory, admin. & distribution fees   $   217.3    $   527.4    $   633.1
   Unit Investment Trust revenues - net                   17.5         34.5         37.7
   Other revenues                                          9.4         30.9         25.1
                                                     ---------    ---------    ---------
      Total revenues                                     244.2        592.8        695.9
                                                     ---------    ---------    ---------
Expenses:
   Employee compensation and benefits                     41.0        108.3        126.9
   Deferred commission amortization                       31.0         95.8         97.3
   Other expenses                                         55.4        136.4        151.6
                                                     ---------    ---------    ---------
      Total expenses                                     127.4        340.5        375.8
                                                     ---------    ---------    ---------
Core business income before income taxes                 116.8        252.3        320.1
Provision for income taxes                                46.3         99.9        126.8
                                                     ---------    ---------    ---------
Core business income                                 $    70.5    $   152.4    $   193.3
                                                     =========    =========    =========

Pre-tax profit margin                                     47.8%        42.6%        46.0%

SSBAM Assets under management (in billions):
Money market funds                                   $    55.1    $    45.3    $    55.1
                                                     ---------    ---------    ---------
Mutual funds:
   Equity                                                 26.4         22.3         26.4
   Taxable Fixed                                          14.4         12.5         14.4
   Tax Exempt Fixed                                        9.6          8.6          9.6
   Annuities                                               3.1          3.0          3.1
                                                     ---------    ---------    ---------
      Total mutual funds                                  53.5         46.4         53.5
                                                     ---------    ---------    ---------
Managed accounts
   Private client                                         17.0         14.8         17.0
   Institutional                                          44.0         40.2         44.0
                                                     ---------    ---------    ---------
      Total managed accounts                              61.0         55.0         61.0
                                                     ---------    ---------    ---------

      Salomon Smith Barney Asset Management          $   169.6    $   146.7    $   169.6
                                                     =========    =========    =========

Unit Investment Trusts held in client accounts       $    12.4    $    11.6    $    12.4
Number of Morningstar 4- and 5-star funds                   22           17           22

Consolidated Travelers Group
Assets Under Management (in billions)
Salomon Smith Barney Asset Management                $   169.6    $   146.7    $   169.6
Financial consultant managed accounts                     13.8         11.1         13.8
Travelers Life and Annuity (1)                            25.7         22.9         25.7
                                                     ---------    ---------    ---------
   Total assets managed for third parties            $   209.1    $   180.7    $   209.1
                                                     =========    =========    =========

(1) Part of the Life Insurance Services segment.

                  TRAVELERS GROUP -- CONSUMER FINANCE SERVICES
                            (In millions of dollars)

                                                                   1Q            2Q            3Q            4Q            1Q
                                                                  1997          1997          1997          1997          1998
                                                               ---------     ---------     ---------     ---------     ---------
REVENUES                                                       $   377.1     $   379.6     $   448.1     $   483.0     $   485.0

CORE BUSINESS INCOME                                           $    47.3     $    54.1     $    65.4     $    70.2     $    59.4

Owned basis:
Net receivables:
   Real estate-secured loans (1)                               $ 3,698.2     $ 3,992.4     $ 4,911.6     $ 5,107.6     $ 5,325.8
   Personal loans (2)                                            3,257.2       3,328.0       3,817.7       3,922.2       3,960.5
   Credit cards - owned                                            972.2       1,166.3       1,163.3       1,164.6       1,225.4
   Sales finance and other                                         519.0         554.7         759.8         857.0         874.8
                                                               ---------     ---------     ---------     ---------     ---------
      Consumer finance receivables,
              net of unearned finance charges                    8,446.6       9,041.4      10,652.4      11,051.4      11,386.5
   Accrued interest receivable                                      51.7          56.0          74.0          85.6          88.9
   Allowance for credit losses                                    (250.9)       (263.4)       (325.1)       (321.4)       (331.4)
                                                               ---------     ---------     ---------     ---------     ---------
      Consumer finance receivables, net                        $ 8,247.4     $ 8,834.0     $10,401.3     $10,815.6     $11,144.0
                                                               =========     =========     =========     =========     =========

Receivables held for sale (3)                                  $    --       $    --       $    --       $   186.0     $    --

Number of offices                                                    857           855         1,057         1,026         1,025

Number of credit card accounts                                   836,400       923,700       905,500       983,600     1,079,200

Average yield                                                      14.65%        14.42%        14.57%        14.68%        14.18%
Average net interest margin                                         8.17%         7.93%         8.13%         8.31%         7.77%
Charge-off rate                                                     2.95%         2.82%         2.50%         2.42%         2.75%
60+ days past due as % of receivables                               2.25%         2.14%         2.17%         2.35%         2.33%
Reserves as % of net receivables                                    2.97%         2.91%         3.05%         2.91%         2.91%

Managed basis:
Consumer finance receivables, net of unearned
     finance charges                                           $ 8,446.6     $ 9,041.4     $10,652.4     $11,051.4     $11,386.5
Receivables held for sale                                           --            --            --           186.0          --
Credit card receivables securitized (4)                             --            --            --            --           255.1
                                                               ---------     ---------     ---------     ---------     ---------
   Managed receivables                                         $ 8,446.6     $ 9,041.4     $10,652.4     $11,237.4     $11,641.6
                                                               =========     =========     =========     =========     =========

Managed credit card receivables                                $   972.2     $ 1,166.3     $ 1,163.3     $ 1,350.6     $ 1,480.5

Average yield                                                      14.65%        14.42%        14.57%        14.68%        14.13%
Average net interest margin                                         8.17%         7.93%         8.13%         8.31%         7.74%
Charge-off rate                                                     2.95%         2.82%         2.50%         2.42%         2.76%
60+ days past due as % of receivables                               2.25%         2.14%         2.17%         2.35%         2.31%

(1) Includes fully secured $.M.A.R.T. receivables,
   as follows:                                                 $ 1,307.8     $ 1,510.8     $ 1,689.1     $ 1,887.9     $ 2,052.8
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
   receivables, as follows:                                    $   391.3     $   389.8     $   381.8     $   375.8     $   367.7

                                                                                             YTD           YTD
                                                                  2Q            3Q            3Q            3Q
                                                                 1998          1998          1997          1998
                                                               ---------     ---------     ---------     ---------
REVENUES                                                       $   514.2     $   542.3     $ 1,204.8     $ 1,541.5

CORE BUSINESS INCOME                                           $    69.2     $    83.3     $   166.8     $   211.9

Owned basis:
Net receivables:
   Real estate-secured loans (1)                               $ 5,674.5     $ 6,085.7     $ 4,911.6     $ 6,085.7
   Personal loans (2)                                            4,099.1       4,231.9       3,817.7       4,231.9
   Credit cards - owned                                          1,407.6       1,407.4       1,163.3       1,407.4
   Sales finance and other                                         902.3         944.9         759.8         944.9
                                                               ---------     ---------     ---------     ---------
      Consumer finance receivables,
              net of unearned finance charges                   12,083.5      12,669.9      10,652.4      12,669.9
   Accrued interest receivable                                      87.2          96.2          74.0          96.2
   Allowance for credit losses                                    (347.1)       (363.8)       (325.1)       (363.8)
                                                               ---------     ---------     ---------     ---------
      Consumer finance receivables, net                        $11,823.6     $12,402.3     $10,401.3     $12,402.3
                                                               =========     =========     =========     =========

Receivables held for sale (3)                                  $    --       $    84.9     $    --       $    84.9

Number of offices                                                  1,007           995         1,057           995

Number of credit card accounts                                 1,155,600     1,198,800       905,500     1,198,800

Average yield                                                      14.15%        14.21%        14.55%        14.18%
Average net interest margin                                         7.80%         7.91%         8.08%         7.86%
Charge-off rate                                                     2.66%         2.39%         2.74%         2.60%
60+ days past due as % of receivables                               2.23%         2.27%         2.17%         2.27%
Reserves as % of net receivables                                    2.87%         2.87%         3.05%         2.87%

Managed basis:
Consumer finance receivables, net of unearned
     finance charges                                           $12,083.5     $12,669.9     $10,652.4     $12,669.9
Receivables held for sale                                           --            84.9          --            84.9
Credit card receivables securitized (4)                            254.6         254.3          --           254.3
                                                               ---------     ---------     ---------     ---------
   Managed receivables                                         $12,338.1     $13,009.1     $10,652.4     $13,009.1
                                                               =========     =========     =========     =========

Managed credit card receivables                                $ 1,662.2     $ 1,746.6     $ 1,163.3     $ 1,746.6

Average yield                                                      14.09%        14.15%        14.55%        14.12%
Average net interest margin                                         7.75%         7.87%         8.08%         7.81%
Charge-off rate                                                     2.67%         2.41%         2.74%         2.61%
60+ days past due as % of receivables                               2.21%         2.25%         2.17%         2.25%

(1) Includes fully secured $.M.A.R.T. receivables,
   as follows:                                                 $ 2,272.8     $ 2,432.1     $ 1,689.1     $ 2,432.1
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
   receivables, as follows:                                    $   358.9     $   353.1     $   381.8     $   353.1

(3) Consumer Finance Services classifies credit card receivables intended for sale as loans held for sale, with net credit losses charged to other revenue. Owned basis average yields and average net interest margin include receivables held for sale; charge-off rate, 60+ as %, and reserves as % exclude receivables held for sale.

(4) On March 6, 1998, the company securitized $255.1 million of credit card receivables.

Note: Financial data for Security Pacific Financial Services is included from the date of acquisition (July 31, 1997).

              TRAVELERS GROUP -- LIFE INSURANCE SERVICES -- Page 1
                            (In millions of dollars)

                                                    1Q           2Q           3Q           4Q           1Q           2Q
                                                   1997         1997         1997         1997         1998         1998
                                                ---------    ---------    ---------    ---------    ---------    ---------
REVENUES                                        $   993.1    $ 1,041.1    $ 1,100.2    $ 1,291.7    $ 1,173.3    $ 1,220.6

CORE BUSINESS INCOME
  Travelers Life and Annuity                    $   101.1    $   104.9    $   106.5    $   111.5    $   118.1    $   130.1
  Primerica Financial Services                       78.1         82.0         84.7         90.3         94.6        103.6
                                                ---------    ---------    ---------    ---------    ---------    ---------
   Total                                        $   179.2    $   186.9    $   191.2    $   201.8    $   212.7    $   233.7
                                                =========    =========    =========    =========    =========    =========

Statutory data:
Travelers Insurance Company
   Statutory capital and surplus                $ 3,555.5    $ 3,625.9    $ 3,808.4    $ 4,117.3    $ 4,142.6    $ 4,370.3
   Surplus to liabilities ratio                      17.7%        18.0%        18.9%        19.9%        19.4%        20.0%

                                                       YTD          YTD
                                           3Q           3Q           3Q
                                          1998         1997         1998
                                       ---------    ---------    ---------
REVENUES                               $ 1,135.5    $ 3,134.4    $ 3,529.4

CORE BUSINESS INCOME
  Travelers Life and Annuity           $   123.3    $   312.5    $   371.5
  Primerica Financial Services              98.8        244.8        297.0
                                       ---------    ---------    ---------
   Total                               $   222.1    $   557.3    $   668.5
                                       =========    =========    =========

Statutory data:
Travelers Insurance Company
   Statutory capital and surplus       $ 4,230.5    $ 3,808.4    $ 4,230.5
   Surplus to liabilities ratio             18.2%        18.9%        18.2%

              TRAVELERS GROUP -- LIFE INSURANCE SERVICES -- Page 2
                            (In millions of dollars)

                                                              1Q          2Q          3Q          4Q          1Q          2Q
                                                             1997        1997        1997        1997        1998        1998
                                                          ---------   ---------   ---------   ---------   ---------   ---------
TRAVELERS LIFE AND ANNUITY

REVENUES                                                  $   617.9   $   665.7   $   716.0   $   890.3   $   771.9   $   799.6

CORE BUSINESS INCOME                                      $   101.1   $   104.9   $   106.5   $   111.5   $   118.1   $   130.1

Pre-tax contribution by source:
Deferred and payout annuities                             $    75.8   $    73.9   $    74.7   $    86.2   $    87.6   $    93.8
Group annuities                                                22.7        26.6        26.2        25.0        31.5        28.3
Life and long term care insurance                              35.0        36.1        35.0        37.4        37.9        39.3
Other (includes run-off and return on excess capital)          19.7        23.8        26.9        20.2        24.1        37.6
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total                                               $   153.2   $   160.4   $   162.8   $   168.8   $   181.1   $   199.0
                                                          =========   =========   =========   =========   =========   =========

Deferred annuities:
Number of annuities in force (000):
   Fixed                                                      402.9       415.9       411.8       408.9       404.9       398.2
   Variable                                                   293.5       308.7       326.7       381.0       413.1       439.0
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total                                                   696.4       724.6       738.5       789.9       818.0       837.2
                                                          =========   =========   =========   =========   =========   =========
Number of annuities issued (000):
   Fixed                                                        7.8        10.2         5.2         6.7         5.4         4.4
   Variable                                                    29.1        32.4        33.5        34.4        37.7        35.9
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total                                                    36.9        42.6        38.7        41.1        43.1        40.3
                                                          =========   =========   =========   =========   =========   =========
Net written premiums & deposits:
   Fixed                                                  $   144.1   $   241.7   $   142.4   $   250.7   $   232.7   $   187.2
   Variable                                                   429.7       386.0       431.9       527.8       587.1       587.1
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total                                               $   573.8   $   627.7   $   574.3   $   778.5   $   819.8   $   774.3
                                                          =========   =========   =========   =========   =========   =========
Policyholder account balances & benefit reserves: (1)
   Fixed                                                  $ 7,240.8   $ 7,340.5   $ 7,310.8   $ 7,358.7   $ 7,411.6   $ 7,361.8
   Variable                                                 6,308.7     7,376.0     8,307.9     8,704.9    10,132.8    10,788.7
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total                                               $13,549.5   $14,716.5   $15,618.7   $16,063.6   $17,544.4   $18,150.5
                                                          =========   =========   =========   =========   =========   =========

Payout annuities:
Net written premiums & deposits                           $    54.7   $    68.2   $    49.0   $   138.0   $    81.0   $   106.8
Policyholder account balances & benefit reserves          $ 4,403.6   $ 4,426.0   $ 4,429.7   $ 4,522.2   $ 4,558.1   $ 4,602.2

GIC and other annuities:
Net written premiums & deposits (2)                       $   592.4   $   563.8   $   301.5   $   651.0   $   778.9   $   921.6
Policyholder account balances & benefit reserves: (1)
   Guaranteed investment contracts                        $ 1,697.6   $ 1,976.1   $ 2,026.5   $ 2,367.6   $ 2,633.2   $ 3,018.1
   Other group annuities                                    4,991.3     5,122.0     5,212.4     5,051.4     5,040.1     5,052.9
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total                                               $ 6,688.9   $ 7,098.1   $ 7,238.9   $ 7,419.0   $ 7,673.3   $ 8,071.0
                                                          =========   =========   =========   =========   =========   =========

                                                                         YTD         YTD
                                                              3Q          3Q          3Q
                                                             1998        1997        1998
                                                          ---------   ---------   ---------
TRAVELERS LIFE AND ANNUITY

REVENUES                                                  $   721.0   $ 1,999.6   $ 2,292.5

CORE BUSINESS INCOME                                      $   123.3   $   312.5   $   371.5

Pre-tax contribution by source:
Deferred and payout annuities                             $    82.0   $   224.4   $   263.4
Group annuities                                                36.4        75.5        96.2
Life and long term care insurance                              34.6       106.1       111.8
Other (includes run-off and return on excess capital)          37.6        70.4        99.3
                                                          ---------   ---------   ---------
      Total                                               $   190.6   $   476.4   $   570.7
                                                          =========   =========   =========

Deferred annuities:
Number of annuities in force (000):
   Fixed                                                      392.5       411.8       392.5
   Variable                                                   466.4       326.7       466.4
                                                          ---------   ---------   ---------
      Total                                                   858.9       738.5       858.9
                                                          =========   =========   =========
Number of annuities issued (000):
   Fixed                                                        3.5        23.2        13.3
   Variable                                                    36.4        95.0       110.0
                                                          ---------   ---------   ---------
      Total                                                    39.9       118.2       123.3
                                                          =========   =========   =========
Net written premiums & deposits:
   Fixed                                                  $   181.0   $   528.2   $   600.9
   Variable                                                   691.9     1,247.6     1,866.1
                                                          ---------   ---------   ---------
      Total                                               $   872.9   $ 1,775.8   $ 2,467.0
                                                          =========   =========   =========
Policyholder account balances & benefit reserves: (1)
   Fixed                                                  $ 7,339.3   $ 7,310.8   $ 7,339.3
   Variable                                                10,178.9     8,307.9    10,178.9
                                                          ---------   ---------   ---------
      Total                                               $17,518.2   $15,618.7   $17,518.2
                                                          =========   =========   =========

Payout annuities:
Net written premiums & deposits                           $    76.1   $   171.9   $   263.9
Policyholder account balances & benefit reserves          $ 4,626.9   $ 4,429.7   $ 4,626.9

GIC and other annuities:
Net written premiums & deposits (2)                       $ 1,005.4   $ 1,457.7   $ 2,705.9
Policyholder account balances & benefit reserves: (1)
   Guaranteed investment contracts                        $ 3,748.2   $ 2,026.5   $ 3,748.2
   Other group annuities                                    4,962.6     5,212.4     4,962.6
                                                          ---------   ---------   ---------
      Total                                               $ 8,710.8   $ 7,238.9   $ 8,710.8
                                                          =========   =========   =========

(1)   Includes general account, separate accounts and managed funds.

(2) Excludes deposits of $33.0, $136.0, $182.0 and $2.0 in the 1997 first, second, third and fourth quarters, respectively, and $13.0, $197.0 and $14.0 in the 1998 first, second and third quarters, respectively, related to Travelers plans previously managed externally.

              TRAVELERS GROUP -- LIFE INSURANCE SERVICES -- Page 3
                            (In millions of dollars)

                                                             1Q          2Q          3Q          4Q          1Q          2Q
                                                            1997        1997        1997        1997        1998        1998
                                                          --------    --------    --------    --------    --------    --------
TRAVELERS LIFE AND ANNUITY (cont'd)

Individual life insurance:
Life insurance in force (in billions, face amt.):
   Term                                                   $   29.5    $   29.6    $   29.7    $   30.1    $   30.6    $   30.9
   Permanent (universal and whole life)                       21.0        21.1        21.2        21.5        21.8        22.3
                                                          --------    --------    --------    --------    --------    --------
      Total                                               $   50.5    $   50.7    $   50.9    $   51.6    $   52.4    $   53.2
                                                          ========    ========    ========    ========    ========    ========

Number of life policies in force (000)                       540.2       535.3       530.1       528.3       525.2       522.9

Life insurance issued (in billions, face amt.)            $    1.5    $    1.5    $    1.5    $    2.0    $    2.0    $    2.1
Number of life policies issued (000)                           5.4         5.7         5.2         8.2         7.1         7.9

Net written premiums and deposits:
   Direct periodic premiums and deposits                  $   71.2    $   68.5    $   71.6    $   79.1    $   76.2    $   78.2
   Single premium deposits                                    11.9        13.7        13.6        17.2        23.8        20.5
   Reinsurance                                               (13.3)      (14.2)      (15.7)      (15.1)      (14.8)      (16.0)
                                                          --------    --------    --------    --------    --------    --------
      Total                                               $   69.8    $   68.0    $   69.5    $   81.2    $   85.2    $   82.7
                                                          ========    ========    ========    ========    ========    ========

Policyholder account balances & benefit reserves          $2,192.8    $2,222.1    $2,257.3    $2,283.4    $2,327.1    $2,360.0

Individual long term care insurance:
Number of policies in force (000)                             84.3        90.6        96.2       102.1       107.7       113.6
Net earned premiums                                       $   34.9    $   39.1    $   41.2    $   44.1    $   45.6    $   48.7
Net written premiums                                      $   42.5    $   43.3    $   43.7    $   54.3    $   44.5    $   53.7

All businesses:
Net investment income                                     $  439.9    $  459.9    $  463.2    $  472.1    $  480.3    $  496.4
Interest credited to contractholders                      $  197.6    $  204.6    $  209.6    $  217.7    $  215.0    $  210.3

                                                                        YTD         YTD
                                                             3Q          3Q          3Q
                                                            1998        1997        1998
                                                          --------    --------    --------
TRAVELERS LIFE AND ANNUITY (cont'd)

Individual life insurance:
Life insurance in force (in billions, face amt.):
   Term                                                   $   31.4    $   29.7    $   31.4
   Permanent (universal and whole life)                       22.8        21.2        22.8
                                                          --------    --------    --------
      Total                                               $   54.2    $   50.9    $   54.2
                                                          ========    ========    ========

Number of life policies in force (000)                       520.0       530.1       520.0

Life insurance issued (in billions, face amt.)            $    2.2    $    4.5    $    6.3
Number of life policies issued (000)                           6.8        16.3        21.8

Net written premiums and deposits:
   Direct periodic premiums and deposits                  $   77.9    $  211.3    $  232.3
   Single premium deposits                                    17.1        39.2        61.4
   Reinsurance                                               (16.5)      (43.2)      (47.3)
                                                          --------    --------    --------
      Total                                               $   78.5    $  207.3    $  246.4
                                                          ========    ========    ========

Policyholder account balances & benefit reserves          $2,366.9    $2,257.3    $2,366.9

Individual long term care insurance:
Number of policies in force                                  118.5        96.2       118.5
Net earned premiums                                       $   51.8    $  115.2    $  146.1
Net written premiums                                      $   53.3    $  129.5    $  151.5

All businesses:
Net investment income                                     $  474.0    $1,363.0    $1,450.7
Interest credited to contractholders                      $  220.3    $  611.8    $  645.6

              TRAVELERS GROUP -- LIFE INSURANCE SERVICES -- Page 4
                            (In millions of dollars)

                                                          1Q           2Q           3Q           4Q           1Q           2Q
                                                         1997         1997         1997         1997         1998         1998
                                                     ----------   ----------   ----------   ----------   ----------   ----------
PRIMERICA FINANCIAL SERVICES

REVENUES                                             $    375.2   $    375.4   $    384.2   $    401.4   $    401.4   $    421.0

CORE BUSINESS INCOME
   Life insurance                                    $     64.0   $     68.7   $     67.5   $     71.4   $     75.0   $     80.6
   Other financial products                                14.1         13.3         17.2         18.9         19.6         23.0
                                                     ----------   ----------   ----------   ----------   ----------   ----------
      Total core business income                     $     78.1   $     82.0   $     84.7   $     90.3   $     94.6   $    103.6
                                                     ==========   ==========   ==========   ==========   ==========   ==========

Face value (in billions) of:
  Life insurance issued                              $     12.0   $     14.1   $     13.1   $     13.4   $     13.0   $     15.8
  Life insurance in force                            $    361.5   $    365.4   $    368.1   $    369.9   $    372.5   $    377.5

Number of life policies issued (000)                       54.3         62.8         56.7         55.1         51.1         61.2
Number of life policies in force (000)                  2,141.0      2,149.8      2,149.7      2,146.2      2,141.6      2,151.1

Annualized issued premiums                           $     41.1   $     47.9   $     44.5   $     43.1   $     40.8   $     48.7
Direct premiums                                      $    300.3   $    303.2   $    304.4   $    305.8   $    306.2   $    312.3
Earned premiums:
   PFS Individual term life                          $    241.2   $    243.5   $    242.3   $    240.1   $    244.7   $    248.8
   Other                                                   17.8         15.8         14.9         19.1         15.5         17.1
                                                     ----------   ----------   ----------   ----------   ----------   ----------
     Total                                           $    259.0   $    259.3   $    257.2   $    259.2   $    260.2   $    265.9
                                                     ==========   ==========   ==========   ==========   ==========   ==========

Mutual fund sales at NAV:
   Salomon Smith Barney Asset Management funds       $    317.3   $    332.5   $    316.5   $    331.0   $    335.6   $    400.7
   Other funds                                            203.8        200.9        197.9        202.0        228.8        308.6
                                                     ----------   ----------   ----------   ----------   ----------   ----------
      Total U.S. mutual fund sales                        521.1        533.4        514.4        533.0        564.4        709.3
   Mutual fund sales - Canada                             200.9        136.0        121.5        129.1        204.3        123.9
                                                     ----------   ----------   ----------   ----------   ----------   ----------
      Total mutual fund sales                        $    722.0   $    669.4   $    635.9   $    662.1   $    768.7   $    833.2
                                                     ==========   ==========   ==========   ==========   ==========   ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)   $    289.4   $    338.2   $    315.5   $    354.7   $    316.6   $    410.6

Variable annuity net written premiums and deposits   $     54.2   $     79.8   $    100.6   $    111.9   $    126.3   $    175.2

SECURE net written premiums (2)                      $      9.7   $     15.2   $     19.5   $     28.2   $     38.0   $     55.8

Agents licensed for:
   Life insurance                                        83,248       82,447       79,992       79,508       76,835       77,274
   Mutual funds                                          28,736       29,453       29,956       27,464       28,475       28,864
   $.M.A.R.T. / $.A.F.E. loans                           89,679       94,117       98,847       93,228       96,188       96,422
   Variable annuities                                     8,403        9,653       11,110       12,596       12,924       13,169
   Home & auto insurance                                  6,638        7,228        7,990        8,658       10,051       11,123

Financial Needs Analyses submitted                       88,010      111,482      132,141      122,169      140,617      130,549

                                                                     YTD          YTD
                                                         3Q           3Q           3Q
                                                        1998         1997         1998
                                                     ----------   ----------   ----------
PRIMERICA FINANCIAL SERVICES

REVENUES                                             $    414.5   $  1,134.8   $  1,236.9

CORE BUSINESS INCOME
   Life insurance                                    $     76.8   $    200.2   $    232.4
   Other financial products                                22.0         44.6         64.6
                                                     ----------   ----------   ----------
      Total core business income                     $     98.8   $    244.8   $    297.0
                                                     ==========   ==========   ==========

Face value (in billions) of:
  Life insurance issued                              $     14.2   $     39.2   $     43.0
  Life insurance in force                            $    380.6   $    368.1   $    380.6

Number of life policies issued (000)                       55.6        173.8        167.9
Number of life policies in force (000)                  2,153.1      2,149.7      2,153.1

Annualized issued premiums                           $     45.0   $    133.5   $    134.5
Direct premiums                                      $    311.6   $    907.9   $    930.1
Earned premiums:
   PFS Individual term life                          $    246.1   $    727.0   $    739.6
   Other                                                   15.1         48.5         47.7
                                                     ----------   ----------   ----------
     Total                                           $    261.2   $    775.5   $    787.3
                                                     ==========   ==========   ==========

Mutual fund sales at NAV:
   Salomon Smith Barney Asset Management funds       $    383.9   $    966.3   $  1,120.2
   Other funds                                            249.8        602.6        787.2
                                                     ----------   ----------   ----------
      Total U.S. mutual fund sales                        633.7      1,568.9      1,907.4
   Mutual fund sales - Canada                              91.3        458.4        419.5
                                                     ----------   ----------   ----------
      Total mutual fund sales                        $    725.0   $  2,027.3   $  2,326.9
                                                     ==========   ==========   ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)   $    351.1   $    943.1   $  1,078.3

Variable annuity net written premiums and deposits   $    171.9   $    234.6   $    473.4

SECURE net written premiums (2)                      $     60.8   $     44.4   $    154.6

Agents licensed for:
   Life insurance                                        79,081       79,992       79,081
   Mutual funds                                          29,176       29,956       29,176
   $.M.A.R.T. / $.A.F.E. loans                          117,704       98,847      117,704
   Variable annuities                                    11,839       11,110       11,839
   Home & auto insurance                                 12,683        7,990       12,683

Financial Needs Analyses submitted                      132,791      331,633      403,957

(1) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of Consumer Finance Services.

(2) The SECURE property casualty insurance products are marketed by PFS; the premiums are reflected in the operating earnings of Travelers Property Casualty Corp.

      TRAVELERS GROUP -- PROPERTY & CASUALTY INSURANCE SERVICES -- Page 1
                            (In millions of dollars)

                                                        1Q          2Q          3Q          4Q          1Q          2Q
                                                       1997        1997        1997        1997        1998        1998
                                                     --------    --------    --------    --------    --------    --------
TOTAL P&C INSURANCE

REVENUES
   Commercial Lines                                  $1,624.1    $1,612.3    $1,651.1    $1,669.4    $1,696.7    $1,619.9
   Personal Lines                                       805.0       814.9       852.7       868.3       893.0       910.2
   Other                                                  2.2         3.7         2.9         4.3         4.5         2.1
                                                     --------    --------    --------    --------    --------    --------
      Total                                          $2,431.3    $2,430.9    $2,506.7    $2,542.0    $2,594.2    $2,532.2
                                                     ========    ========    ========    ========    ========    ========

CORE BUSINESS INCOME
   Commercial Lines                                  $  193.5    $  209.3    $  223.9    $  218.9    $  224.6    $  227.9
   Personal Lines                                       107.5       101.3        95.4        99.6       108.0       107.7
                                                     --------    --------    --------    --------    --------    --------
                                                        301.0       310.6       319.3       318.5       332.6       335.6
   Financing costs and other                            (33.1)      (30.2)      (29.3)      (30.6)      (28.7)      (29.3)
   Minority interest                                    (48.3)      (50.1)      (48.0)      (47.7)      (50.8)      (51.2)
                                                     --------    --------    --------    --------    --------    --------
      Total                                          $  219.6    $  230.3    $  242.0    $  240.2    $  253.1    $  255.1
                                                     ========    ========    ========    ========    ========    ========

GAAP Consolidated Statement of Operations
Revenues:
   Premiums                                          $1,799.9    $1,811.8    $1,806.0    $1,807.8    $1,898.2    $1,902.8
   Net investment income                                499.7       505.3       527.6       515.8       507.9       519.1
   Fee income                                            97.0        91.4        90.4        85.9        82.0        76.9
   Realized investment gains (losses)                     8.1        (6.8)       56.7       111.0        66.4         9.6
   Other revenues                                        24.4        25.5        23.1        17.2        35.2        21.7
                                                     --------    --------    --------    --------    --------    --------
      Total revenues                                  2,429.1     2,427.2     2,503.8     2,537.7     2,589.7     2,530.1
                                                     --------    --------    --------    --------    --------    --------
Claims and expenses:
   Claims and claim adjustment expenses*              1,366.0     1,365.5     1,344.8     1,357.0     1,427.9     1,430.8
   Policyholder dividends                                 7.1         9.6        17.6        15.9        13.0        13.2
   Amortization of deferred acquisition costs           283.1       279.2       286.0       278.7       285.9       303.7
   General and administrative expenses                  332.0       333.9       343.3       337.0       332.6       311.3
                                                     --------    --------    --------    --------    --------    --------
      Total expenses                                  1,988.2     1,988.2     1,991.7     1,988.6     2,059.4     2,059.0
                                                     --------    --------    --------    --------    --------    --------
Income before federal income taxes                      440.9       439.0       512.1       549.1       530.3       471.1
Federal income taxes                                    134.7       132.8       156.0       158.0       154.5       129.3
                                                     --------    --------    --------    --------    --------    --------
Net income from property casualty operations            306.2       306.2       356.1       391.1       375.8       341.8
Financing costs and other                               (33.1)      (30.2)      (29.3)      (30.6)      (28.7)      (29.3)
                                                     --------    --------    --------    --------    --------    --------
      Total net income**                             $  273.1    $  276.0    $  326.8    $  360.5    $  347.1    $  312.5
                                                     ========    ========    ========    ========    ========    ========

   *  Includes pre-tax:
      Catastrophe losses, net of reinsurance         $    7.5    $    7.3    $   --      $    8.2    $   13.2    $   36.2
      Asbestos and environmental losses              $   30.0    $   29.0    $   40.0    $   35.4    $   31.0    $   30.0
   ** Includes, net of taxes:
      Net investment income                          $  347.3    $  354.2    $  369.5    $  370.1    $  364.8    $  375.5
      Realized investment gains (losses)             $    5.2    $   (4.4)   $   36.8    $   72.6    $   43.2    $    6.2

                                                                   YTD         YTD
                                                        3Q          3Q          3Q
                                                       1998        1997        1998
                                                     --------    --------    --------
TOTAL P&C INSURANCE

REVENUES
   Commercial Lines                                  $1,654.9    $4,887.5    $4,971.5
   Personal Lines                                       943.5     2,472.6     2,746.7
   Other                                                  2.0         8.8         8.6
                                                     --------    --------    --------
      Total                                          $2,600.4    $7,368.9    $7,726.8
                                                     ========    ========    ========

CORE BUSINESS INCOME
   Commercial Lines                                  $  230.6    $  626.7    $  683.1
   Personal Lines                                        90.3       304.2       306.0
                                                     --------    --------    --------
                                                        320.9       930.9       989.1
   Financing costs and other                            (26.9)      (92.6)      (84.9)
   Minority interest                                    (49.1)     (146.4)     (151.1)
                                                     --------    --------    --------
      Total                                          $  244.9    $  691.9    $  753.1
                                                     ========    ========    ========

GAAP Consolidated Statement of Operations
Revenues:
   Premiums                                          $1,974.9    $5,417.7    $5,775.9
   Net investment income                                500.4     1,532.6     1,527.4
   Fee income                                            74.2       278.8       233.1
   Realized investment gains (losses)                    32.5        58.0       108.5
   Other revenues                                        16.4        73.0        73.3
                                                     --------    --------    --------
      Total revenues                                  2,598.4     7,360.1     7,718.2
                                                     --------    --------    --------
Claims and expenses:
   Claims and claim adjustment expenses*              1,517.7     4,076.3     4,376.4
   Policyholder dividends                                13.3        34.3        39.5
   Amortization of deferred acquisition costs           304.7       848.3       894.3
   General and administrative expenses                  297.0     1,009.2       940.9
                                                     --------    --------    --------
      Total expenses                                  2,132.7     5,968.1     6,251.1
                                                     --------    --------    --------
Income before federal income taxes                      465.7     1,392.0     1,467.1
Federal income taxes                                    123.6       423.5       407.4
                                                     --------    --------    --------
Net income from property casualty operations            342.1       968.5     1,059.7
Financing costs and other                               (26.8)      (92.6)      (84.8)
                                                     --------    --------    --------
      Total net income**                             $  315.3    $  875.9    $  974.9
                                                     ========    ========    ========

   *  Includes pre-tax:
      Catastrophe losses, net of reinsurance         $   56.5    $   14.8    $  105.9
      Asbestos and environmental losses              $   28.0    $   99.0    $   89.0
   ** Includes, net of taxes:
      Net investment income                          $  366.1    $1,071.0    $1,106.4
      Realized investment gains (losses)             $   21.3    $   37.6    $   70.7

      TRAVELERS GROUP -- PROPERTY & CASUALTY INSURANCE SERVICES -- Page 2
                            (In millions of dollars)

                                                       1Q            2Q            3Q            4Q            1Q            2Q
                                                      1997          1997          1997          1997          1998          1998
                                                    ---------     ---------     ---------     ---------     ---------     ---------
TOTAL P&C INSURANCE (cont'd)

Statutory underwriting
Net written premiums (1)                            $ 2,113.3     $ 1,885.6     $ 1,951.2     $ 1,881.5     $ 2,017.8     $ 1,994.7

Net earned premiums                                 $ 1,800.0     $ 1,811.5     $ 1,805.4     $ 1,808.8     $ 1,897.0     $ 1,896.1
Losses and loss adjustment expenses                   1,325.8       1,316.3       1,295.9       1,292.9       1,383.2       1,387.7
Other underwriting expenses                             591.2         571.2         600.9         574.9         572.0         587.7
                                                    ---------     ---------     ---------     ---------     ---------     ---------
   Statutory underwriting loss                         (117.0)        (76.0)        (91.4)        (59.0)        (58.2)        (79.3)
Policyholder dividends                                    3.0          18.8          15.2          50.1          13.0          13.2
                                                    ---------     ---------     ---------     ---------     ---------     ---------
   Statutory underwriting loss after policyholder
      dividends                                     $  (120.0)    $   (94.8)    $  (106.6)    $  (109.1)    $   (71.2)    $   (92.5)
                                                    =========     =========     =========     =========     =========     =========

Reserves for losses and loss adjustment expenses    $21,728.3     $21,675.1     $21,559.4     $21,396.2     $21,323.2     $21,141.8
Decrease in reserves                                $   (83.6)    $   (53.2)    $  (115.7)    $  (163.2)    $   (73.0)    $  (181.4)
Statutory surplus                                   $ 5,552.0     $ 5,773.6     $ 6,004.8     $ 6,188.2     $ 6,409.1     $ 6,640.4
Net written premiums/surplus (2)                       1.35:1        1.33:1        1.29:1        1.27:1        1.21:1        1.18:1

Statutory combined ratio: (1), (3)
Loss and loss adjustment expense ratio                   73.7%         72.7%         71.8%         71.5%         72.9%         73.2%
Other underwriting expense ratio                         28.0%         30.3%         30.8%         30.6%         28.3%         29.5%
                                                    ---------     ---------     ---------     ---------     ---------     ---------
   Combined ratio                                       101.7%        103.0%        102.6%        102.1%        101.2%        102.7%
                                                    =========     =========     =========     =========     =========     =========

                                                                      YTD           YTD
                                                         3Q            3Q            3Q
                                                        1998          1997          1998
                                                     ---------     ---------     ---------
TOTAL P&C INSURANCE (cont'd)

Statutory underwriting
Net written premiums (1)                             $ 2,076.9     $ 5,950.1     $ 6,089.4

Net earned premiums                                  $ 1,974.9     $ 5,416.9     $ 5,768.0
Losses and loss adjustment expenses                    1,477.5       3,938.0       4,248.4
Other underwriting expenses                              585.2       1,763.3       1,744.9
                                                     ---------     ---------     ---------
   Statutory underwriting loss                           (87.8)       (284.4)       (225.3)
Policyholder dividends                                    13.3          37.0          39.5
                                                     ---------     ---------     ---------
   Statutory underwriting loss after policyholder
      dividends                                      $  (101.1)    $  (321.4)    $  (264.8)
                                                     =========     =========     =========

Reserves for losses and loss adjustment expenses     $20,958.4     $21,559.4     $20,958.4
Decrease in reserves                                 $  (183.4)    $  (252.5)    $  (437.8)
Statutory surplus                                    $ 6,754.3     $ 6,004.8     $ 6,754.3
Net written premiums/surplus (2)                        1.18:1        1.29:1        1.18:1

Statutory combined ratio: (1), (3)
Loss and loss adjustment expense ratio                    74.8%         72.7%         73.7%
Other underwriting expense ratio                          28.2%         29.6%         28.7%
                                                     ---------     ---------     ---------
   Combined ratio                                        103.0%        102.3%        102.4%
                                                     =========     =========     =========

(1) First quarter 1997 net written premiums include an increase of $142.4 million due to a change to conform Aetna P&C's and Travelers P&C's methods of recording net written premiums, and an increase of $68.7 million due to an adjustment associated with a reinsurance transaction. Excluding these transactions, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio and combined ratio for the 1997 first quarter were 73.7%, 28.8% and 102.5%, respectively, and for the 1997 nine months were 72.7%, 30.0% and 102.7%, respectively.

(2)   Based on 12 month rolling net written premiums.

(3)   Before policyholder dividends.

      TRAVELERS GROUP -- PROPERTY & CASUALTY INSURANCE SERVICES -- Page 3
                            (In millions of dollars)

                                                        1Q           2Q           3Q           4Q           1Q           2Q
                                                       1997         1997         1997         1997         1998         1998
                                                     --------     --------     --------     --------     --------     --------
COMMERCIAL LINES

Net written premiums by market: (1)
National accounts                                    $  221.6     $  149.7     $  151.1     $  134.6     $  186.6     $  121.6
Commercial accounts                                     560.5        453.0        502.3        470.3        462.6        440.8
Select accounts                                         363.7        369.6        353.9        345.1        378.6        393.7
Specialty accounts                                      192.6        168.4        169.1        151.9        184.0        164.7
                                                     --------     --------     --------     --------     --------     --------
   Total net written premiums                        $1,338.4     $1,140.7     $1,176.4     $1,101.9     $1,211.8     $1,120.8
                                                     ========     ========     ========     ========     ========     ========

Statutory ratio development:
Earned premiums                                      $1,090.4     $1,092.6     $1,061.8     $1,063.8     $1,126.2     $1,093.6

Losses and loss adjustment expenses                     891.4        849.6        821.0        816.1        880.5        864.2
Other underwriting expenses                             367.3        363.7        375.1        349.4        346.0        345.6
                                                     --------     --------     --------     --------     --------     --------
   Total deductions                                   1,258.7      1,213.3      1,196.1      1,165.5      1,226.5      1,209.8
                                                     --------     --------     --------     --------     --------     --------

Statutory underwriting loss                          $ (168.3)    $ (120.7)    $ (134.3)    $ (101.7)    $ (100.3)    $ (116.2)
                                                     ========     ========     ========     ========     ========     ========

Statutory combined ratio: (1), (2)
Loss and loss adjustment expense ratio                   81.7%        77.8%        77.3%        76.7%        78.2%        79.0%
Other underwriting expense ratio                         27.4%        31.9%        31.9%        31.7%        28.6%        30.8%
                                                     --------     --------     --------     --------     --------     --------
   Combined ratio                                       109.1%       109.7%       109.2%       108.4%       106.8%       109.8%
                                                     ========     ========     ========     ========     ========     ========

Net investment income (pre-tax)                      $  413.7     $  417.6     $  441.5     $  422.6     $  412.5     $  424.3
Effective tax rate on net investment income              30.5%        29.9%        29.9%        28.1%        28.0%        27.5%
Catastrophe losses, net of reinsurance (after-tax)   $    4.9     $    0.2     $   --       $   --       $   --       $   10.4

                                                                    YTD          YTD
                                                        3Q           3Q           3Q
                                                       1998         1997         1998
                                                     --------     --------     --------
COMMERCIAL LINES

Net written premiums by market: (1)
National accounts                                    $  175.3     $  522.4     $  483.5
Commercial accounts                                     446.0      1,515.8      1,349.4
Select accounts                                         365.7      1,087.2      1,138.0
Specialty accounts                                      181.2        530.1        529.9
                                                     --------     --------     --------
   Total net written premiums                        $1,168.2     $3,655.5     $3,500.8
                                                     ========     ========     ========

Statutory ratio development:
Earned premiums                                      $1,139.2     $3,244.8     $3,359.0

Losses and loss adjustment expenses                     896.6      2,562.0      2,641.3
Other underwriting expenses                             341.7      1,106.1      1,033.3
                                                     --------     --------     --------
   Total deductions                                   1,238.3      3,668.1      3,674.6
                                                     --------     --------     --------

Statutory underwriting loss                          $  (99.1)    $ (423.3)    $ (315.6)
                                                     ========     ========     ========

Statutory combined ratio: (1), (2)
Loss and loss adjustment expense ratio                   78.7%        79.0%        78.6%
Other underwriting expense ratio                         29.3%        30.3%        29.5%
                                                     --------     --------     --------
   Combined ratio                                       108.0%       109.3%       108.1%
                                                     ========     ========     ========

Net investment income (pre-tax)                      $  411.8     $1,272.8     $1,248.6
Effective tax rate on net investment income              26.9%        30.1%        27.5%
Catastrophe losses, net of reinsurance (after-tax)   $   14.9     $    5.1     $   25.3

(1) First quarter 1997 net written premiums include an increase of $142.4 million due to a change to conform Aetna P&C's and Travelers P&C's methods of recording net written premiums. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio and combined ratio for the 1997 first quarter were 81.7%, 28.8% and 110.5%, respectively, and for the 1997 nine months were 79.0%, 30.9% and 109.9%, respectively.

(2)   Before policyholder dividends.

      TRAVELERS GROUP -- PROPERTY & CASUALTY INSURANCE SERVICES -- Page 4
                            (In millions of dollars)

                                                             1Q          2Q          3Q          4Q          1Q          2Q
                                                            1997        1997        1997        1997        1998        1998
                                                          --------    --------    --------    --------    --------    --------
PERSONAL LINES

Net written premiums by product line: (1)
Auto                                                      $  478.0    $  477.9    $  490.9    $  503.8    $  555.7    $  578.3
Homeowners and other                                         296.9       267.0       283.9       275.8       250.3       295.6
                                                          --------    --------    --------    --------    --------    --------
   Total net written premiums                             $  774.9    $  744.9    $  774.8    $  779.6    $  806.0    $  873.9
                                                          ========    ========    ========    ========    ========    ========

Net written premiums by distribution channel: (1)
Independent agents                                        $  707.4    $  654.0    $  673.2    $  668.3    $  682.5    $  718.0
Affinity group marketing                                      36.7        43.9        49.2        50.3        53.4        61.0
SECURE                                                         9.7        15.2        19.5        28.2        38.0        55.8
Joint marketing arrangements                                  21.1        31.8        32.9        32.8        32.1        39.1
                                                          --------    --------    --------    --------    --------    --------
   Total net written premiums                             $  774.9    $  744.9    $  774.8    $  779.6    $  806.0    $  873.9
                                                          ========    ========    ========    ========    ========    ========

Statutory ratio development:
Earned premiums                                           $  709.6    $  718.9    $  743.6    $  745.0    $  770.8    $  802.5

   Total deductions                                          658.3       674.2       700.7       702.3       728.7       765.6
                                                          --------    --------    --------    --------    --------    --------

Statutory underwriting gain                               $   51.3    $   44.7    $   42.9    $   42.7    $   42.1    $   36.9
                                                          ========    ========    ========    ========    ========    ========

Statutory combined ratio: (1)
Loss and loss adjustment expense ratio                        61.2%       64.9%       63.9%       64.0%       65.2%       65.2%
Other underwriting expense ratio                              28.9%       27.9%       29.1%       28.9%       28.0%       27.7%
                                                          --------    --------    --------    --------    --------    --------
   Combined ratio                                             90.1%       92.8%       93.0%       92.9%       93.2%       92.9%
                                                          ========    ========    ========    ========    ========    ========

Net investment income (pre-tax)                           $   86.0    $   87.7    $   86.1    $   93.2    $   95.4    $   94.8
Effective tax rate on net investment income                   31.1%       30.8%       30.4%       29.3%       29.4%       28.5%
Catastrophe losses, net of reinsurance (after-tax)        $   --      $    4.5    $   --      $    5.3    $    8.6    $   13.1

                                                                        YTD         YTD
                                                             3Q          3Q          3Q
                                                            1998        1997        1998
                                                          --------    --------    --------
PERSONAL LINES

Net written premiums by product line: (1)
Auto                                                      $  590.8    $1,446.8    $1,724.8
Homeowners and other                                         317.9       847.8       863.8
                                                          --------    --------    --------
   Total net written premiums                             $  908.7    $2,294.6    $2,588.6
                                                          ========    ========    ========

Net written premiums by distribution channel: (1)
Independent agents                                        $  731.8    $2,034.6    $2,132.3
Affinity group marketing                                      72.9       129.8       187.3
SECURE                                                        60.8        44.4       154.6
Joint marketing arrangements                                  43.2        85.8       114.4
                                                          --------    --------    --------
   Total net written premiums                             $  908.7    $2,294.6    $2,588.6
                                                          ========    ========    ========

Statutory ratio development:
Earned premiums                                           $  835.7    $2,172.1    $2,409.0

   Total deductions                                          824.4     2,033.2     2,318.7
                                                          --------    --------    --------

Statutory underwriting gain                               $   11.3    $  138.9    $   90.3
                                                          ========    ========    ========

Statutory combined ratio: (1)
Loss and loss adjustment expense ratio                        69.5%       63.3%       66.7%
Other underwriting expense ratio                              26.8%       28.6%       27.5%
                                                          --------    --------    --------
   Combined ratio                                             96.3%       91.9%       94.2%
                                                          ========    ========    ========

Net investment income (pre-tax)                           $   88.6    $  259.8    $  278.8
Effective tax rate on net investment income                   27.4%       30.8%       28.4%
Catastrophe losses, net of reinsurance (after-tax)        $   21.8    $    4.5    $   43.5

(1) The 1997 first quarter net written premiums include an adjustment associated with a reinsurance transaction, which increased premiums by $68.7 million. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio and combined ratio for the 1997 first quarter were 61.2%, 28.6% and 89.8%, respectively, and for the 1997 nine months were 63.3%, 28.5% and 91.8%, respectively.

                     TRAVELERS GROUP -- SELECTED OTHER DATA
                            (In millions of dollars)

                                                                1Q         2Q        3Q         4Q         1Q        2Q        3Q
                                                               1997       1997      1997       1997       1998      1998      1998
                                                             --------   --------  --------   --------   --------  --------  --------
INVESTMENT PORTFOLIO (at carrying value) (1)

  Fixed-income investments:
     Available for sale, at market:
        Mortgage-backed securities - principally
          obligations of U.S. Government agencies            $  8,842   $  9,120  $  9,040   $  8,998   $  8,726  $  8,693  $  9,663
        U.S. Treasury securities and obligations of U.S.
        Government corporations and agencies                    3,014      3,242     3,571      3,962      3,912     4,281     4,977
        Corporates (including redeemable preferreds)           24,714     26,331    27,029     27,025     27,428    27,176    26,796
        Obligations of states and political subdivisions        5,337      5,857     6,812      8,110      9,124    10,107    10,854
        Debt securities issued by foreign governments           1,236      1,384     1,379      1,326      1,339     1,166       997
     Held to maturity, at amortized cost                           49         46        43         41         38        36        33
                                                             --------   --------  --------   --------   --------  --------  --------
      Total fixed income                                       43,192     45,980    47,874     49,462     50,567    51,459    53,320
  Equity securities, at market                                  1,296      1,377     1,609      1,624      1,541     1,503     1,368
  Mortgage loans and real estate held for sale                  4,513      4,493     4,153      3,799      3,470     3,436     3,344
  Policy loans                                                  1,902      1,873     1,875      1,872      1,869     1,865     1,863
  Short-term and other                                          5,878      5,135     4,159      5,077      6,709     6,179     7,477
                                                             --------   --------  --------   --------   --------  --------  --------

        Total invested assets                                $ 56,781   $ 58,858  $ 59,670   $ 61,834   $ 64,156  $ 64,442  $ 67,372
                                                             ========   ========  ========   ========   ========  ========  ========

After tax unrealized gains (losses) on invested assets       $   (131)  $    437  $    930   $  1,157   $  1,121  $  1,274  $  1,794
                                                             ========   ========  ========   ========   ========  ========  ========

RATINGS                                                  Moody's              S&P             Fitch               D&P
                                                      --------------    ---------------   ---------------   ---------------
Senior Debt:
   Citigroup (formerly Travelers Group Inc.)                Aa2                AA-              AA                AA-
   Commercial Credit Company                                Aa3                 A+              AA                 A+
   Salomon Smith Barney Holdings, Inc.                      Aa3                 A               AA                 A+
   Travelers Property Casualty Corp.                         A1*                A+              AA-                A+

                                                         Moody's              S&P             AM Best             D&P
                                                      --------------    ---------------   ---------------   ---------------
Claims Paying Ability:
   Travelers Property & Casualty Pool                       Aa3*               AA-               A                AA-
   Travelers Insurance Company                              Aa3*               AA                A+               AA
   Primerica Life Insurance Company                         Aa3*               AA                A                AA

*     Confirmed with positive outlook.

(1) Represents Travelers Group's consolidated investments, which primarily support the company's insurance operations but also include corporate investments and investments managed on behalf of Consumer Finance Services.


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